                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]



Check the appropriate box:


     [ ]  Preliminary Proxy Statement      [ ]  Confidential, for Use of
     [X]  Definitive Proxy Statement            the Commission only (as
     [ ]  Definitive Additional Materials       permitted by Rule 14a-6(e)(2)
     [ ]  Soliciting Material Pursuant to
          Rule 14a-11(c) or Rule 14a-12

                            RAMSAY HEALTH CARE, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
          11.

     (1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

     (5)  Total fee paid:

________________________________________________________________________________

     [ ]  Fee paid previously with preliminary materials:
________________________________________________________________________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

________________________________________________________________________________

     (2) Form, Schedule or Registration Statement no.:
 _____________________________________________________________________________

     (3)  Filing Party:

________________________________________________________________________________

     (4)  Date Filed:

________________________________________________________________________________

                        PRELIMINARY COPY - FOR SEC ONLY


                            RAMSAY HEALTH CARE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 20, 1997

     The Annual Meeting of Stockholders of RAMSAY HEALTH CARE, INC. ("RHCI" or the "Company") will be held at the HYATT REGENCY CORAL GABLES, CORAL GABLES, FLORIDA 33134 at 10:00 A.M., local time, on November 20, 1997, for the following purposes, as more fully described in the accompanying Proxy Statement:

          1.   To elect seven directors for the ensuing year;

          2. To consider and take action upon a proposal to approve an amendment to the Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock, par value $.01 per share, from 20,000,000 to 30,000,000;

          3. To consider and take action upon a proposal to approve an amendment to the Restated Certificate of Incorporation to increase the authorized number of shares of Class B Preferred Stock, par value $1.00 per share, from 1,000,000 to 2,000,000;

          4. To consider and take action upon a proposal to approve the 1997 Long Term Incentive Plan;

          5. To consider and take action upon a proposal to ratify the Board of Directors' selection of Ernst & Young LLP to serve as independent auditors for the fiscal year ending June 30, 1998; and

          6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only RHCI stockholders of record at the close of business on October 24, 1997 will be entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A list of the stockholders entitled to vote at the meeting may be examined at the offices of RHCI, One Alhambra Plaza, Suite 750, Coral Gables, Florida during the ten-day period preceding the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY. NO POSTAGE IS REQUIRED WHEN MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE. YOUR BOARD

RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS AND FOR THE OTHER PROPOSALS TO BE CONSIDERED AT THE MEETING.

                              By Order of the Board of Directors,

                              Paul J. Ramsay
                              Chairman of the Board
October 31, 1997

                            RAMSAY HEALTH CARE, INC.
                                Columbus Center
                         One Alhambra Plaza, Suite 750
                          Coral Gables, Florida  33134

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                   To Be Held
                               November 20, 1997



General
-------

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ramsay Health Care, Inc. ("RHCI" or the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the time and place and for the purposes specified in the accompanying Notice of Annual Meeting of Stockholders and at any adjournment or adjournments thereof. When the enclosed proxy is properly executed and returned, the shares that it represents will be voted at the Meeting in accordance with the instructions thereon. In the absence of any such instructions, the shares represented thereby will be voted IN FAVOR of the nominees for directors listed on the proxy and IN FAVOR of each other proposal set forth in this Proxy Statement and presented to the stockholders of RHCI for approval. Management does not know of any other business to be brought before the Meeting not described herein, but it is intended that as to such other business, a vote may be cast pursuant to the proxy in accordance with the best judgment of the person or persons acting thereunder. It is anticipated that the proxy materials will be mailed to the stockholders of RHCI on or about October 31, 1997.

     It is important that proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

     Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of such revocation to RHCI, care of the Secretary, Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134 prior to the Meeting; (ii) executing and delivering a proxy bearing a later date to RHCI, care of the Secretary, Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134 prior to the Meeting; or
(iii) appearing at the Meeting and voting in person.

1997 Annual Report
------------------

     RHCI's 1997 Annual Report on Form 10-K for the fiscal year ended June 30, 1997 is enclosed with this Proxy Statement.

Expenses of Solicitation
------------------------

     The cost of soliciting proxies will be borne by RHCI. Officers, directors, and employees of RHCI may solicit proxies by telephone, telecopier or in person. RHCI has also engaged the services of Corporate Communications, Inc. and First Union National Bank of North Carolina to assist in the solicitation and tabulation of proxies. RHCI estimates that these entities will receive fees totalling approximately $5,000, plus expenses, in connection with these services.

Voting
------

     Holders of record of issued and outstanding shares of (i) common stock, $.01 par value (the "Common Stock"), of RHCI, (ii) class B preferred stock, series C, $1.00 par value (the "Series C Preferred Stock"), of RHCI, (iii) class B preferred stock, series 1996, $1.00 par value (the "Series 1996 Preferred Stock"), of RHCI, (iv) class B preferred stock, series 1997, $1.00 par value (the "Series 1997 Preferred Stock"), of RHCI, and (v) class B preferred stock, series 1997-A, $1.00 par value (the "Series 1997-A Preferred Stock"), of RHCI, in each case as of October 24, 1997 (the "Record Date"), will be entitled to notice of and to vote at the Meeting, in each case, as described below. On the Record Date, there were issued and outstanding 10,848,327 shares of Common Stock, 142,486 shares of Series C Preferred Stock, 100,000 shares of Series 1996 Preferred Stock, 100,000 shares of Series 1997 Preferred Stock and 4,000 shares of Series 1997-A Preferred Stock.

     Each share of Common Stock is entitled to one vote with respect to each matter to be voted on at the Meeting. Each share of Series C Preferred Stock and each share of Series 1996 Preferred Stock is entitled to 10 votes with respect to each matter to be voted on at the Meeting, voting together with the Common Stock as a single class. In addition, as described below, in connection with proposal 3 only, each share of Series C Preferred Stock, Series 1996 Preferred Stock, Series 1997 Preferred Stock and Series 1997-A Preferred Stock is entitled to one vote, voting together as a single class.

     Directors are elected by a plurality of votes cast by the holders of shares of Common Stock, Series C Preferred Stock and Series 1996 Preferred Stock, voting as a single class. Adoption of proposal 2 will require the affirmative vote of the holders of a majority of votes entitled to be cast at the Meeting and held by the holders of outstanding shares of Common Stock, Series C Preferred Stock and Series 1996 Preferred Stock, voting as a single class. Adoption of proposal 3 will require the affirmative vote of (i) the holders of a majority of the votes entitled to be cast at the Meeting and held by the holders of outstanding shares of Common

Stock, Series C Preferred Stock and Series 1996 Preferred Stock, voting as a single class, and (ii) a majority of the issued and outstanding shares of Series C Preferred Stock, Series 1996 Preferred Stock, Series 1997 Preferred Stock and Series 1997-A Preferred Stock, voting together as a single class. Adoption of proposals 4 and 5 will require the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Common Stock, Series C Preferred Stock and Series 1996 Preferred Stock present and voting thereon at the Meeting, voting as a single class. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, abstentions will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

     Ramsay Holdings HSA Limited ("Ramsay Holdings") and Paul Ramsay Holdings Pty. Limited ("Holdings Pty.") are the holders of all of the 142,486 issued and outstanding shares of Series C Preferred Stock, Paul Ramsay Hospitals Pty. Limited ("Hospitals Pty.;" Ramsay Holdings, Holdings Pty. and Hospitals Pty., collectively, the "Ramsay Affiliates") is the holder of all of the 100,000 issued and outstanding shares of Series 1996 Preferred Stock and Holdings Pty. is the holder of all of the 4,000 issued and outstanding shares of Series 1997-A Preferred Stock. Ramsay Holdings is the holder of 1,588,177 shares of Common Stock, Holdings Pty. is the holder of 613,324 shares of Common Stock and Hospitals Pty. is the holder of 916,666 shares of Common Stock. The Ramsay Affiliates are corporations controlled by Paul J. Ramsay, the Chairman of the Board of RHCI. In addition, Mr. Ramsay holds 17,750 shares of Common Stock directly. Accordingly, as of the Record Date, Mr. Ramsay, Ramsay Holdings, Holdings Pty. and Hospitals Pty. had an approximate 41.9% voting interest in RHCI, and held approximately 71.1% of the number of issued and outstanding shares of all series of Class B Preferred Stock, par value $1.00 per share (the "Class B Preferred Stock"). To the best of RHCI's knowledge, Mr. Ramsay, Ramsay Holdings, Holdings Pty. and Hospitals Pty. will vote their shares of Common Stock, Series C Preferred Stock, Series 1996 Preferred Stock and Series 1997-A Preferred Stock in favor of each of the proposals presented at the Meeting. See "Certain Relationships and Related Transactions," "Security Ownership of Certain Beneficial Owners" and "Security Ownership of Management" below.

                           1. ELECTION OF DIRECTORS

          Seven directors will be elected at the Meeting. It is the intention of each of the persons named in the accompanying proxy to vote the shares represented thereby in favor of the seven nominees listed in the following table, unless contrary instructions are given. All of the nominees are presently serving as directors. In case any nominee is unable or declines to serve, such persons reserve the right to vote the shares represented by such proxy for another person duly nominated by the Board of Directors in his stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any person nominated will be unable or will decline to serve. The directors elected by the stockholders will serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

          Certain information concerning the nominees for election of directors is set forth below. Such information was furnished by them to RHCI.

                          Principal Occupations for Past Five
Name and Age              Years and Certain Other Directorships
------------              -------------------------------------

Aaron Beam, Jr. (53)      Executive Vice President and Chief Financial
                          Officer of HEALTHSOUTH Corporation (provider of medical rehabilitation services) since prior to 1992;
                          Director of HEALTHSOUTH Corporation since 1993;
                          Director of RHCI since 1991.

Peter J. Evans (48)       Financial consultant to a number of Australian
                          companies; Partner, P.J. Evans & Co., a chartered accounting firm in Australia, since prior to 1992;
                          Director of Ramsay Health Care Pty. Limited (or its predecessors) (owner and operator of hospitals in Australia), and Prime Television Limited (operator of an Australian television network); Director of RHCI since 1989.

Thomas M. Haythe (58)     Partner, Haythe & Curley (attorneys) since prior
                          to 1992; Director of Guest Supply, Inc. (provider of hotel guest room amenities, accessories and products), Novametrix Medical Systems Inc. (manufacturer of electronic medical instruments), and Westerbeke
                          Corporation (manufacturer of marine engine products);
                          Director of RHCI since 1987.

Luis E. Lamela (47)       Vice Chairman of the Board of RHCI since January
                          1996; Chief Executive Officer of CAC Medical Centers, a division of United HealthCare of Florida, since May
                          1994; President and Chief Executive Officer of Ramsay
                          - HMO, Inc. from prior to 1992 to May 1994; Director of RHCI since 1996.

Paul J. Ramsay (61)       Chairman of the Board of RHCI since July 1988;
                          President of RHCI from February 1988 to July 1988;
                          Chairman of the Board of RHCI from November 1987 to February 1988; involved in the health care industry for more than 25 years; Chairman of the Board of Ramsay Health Care Pty. Limited (or its predecessors), and Prime Television Limited; Director of RHCI since
                          1987.

Steven J. Shulman (46)    President and Chief Executive Officer of
                          Prudential Health Care, Inc. since 1997; President of the Pharmacy and Disease Management Group of Value
                          Health, Inc. (provider of specialty managed care programs) from September 1995 to 1997; Executive Vice
                          President of Value Health, Inc. since prior to 1992 to September 1995; Director of Value Health, Inc. and
                          Novametrix Medical Systems Inc.; Director of RHCI since 1991.

Michael S. Siddle (48)    Managing Director (Chief Executive Officer) of
                          Ramsay Health Care Pty. Limited (or its predecessors) since prior to 1992; various executive positions with corporations controlled by Paul J. Ramsay since prior to 1992; Director of Prime Television Limited;
                          Director of RHCI since 1987.

Meetings and Committees of the Board of Directors
-------------------------------------------------

     The Board of Directors of RHCI met six times in fiscal 1997. All of the directors named above attended at least 75% of the meetings of the Board of Directors and meetings of the committees of the Board of Directors on which such director served held during the time that such person served, other than Mr. Shulman.

     RHCI had five standing committees during fiscal 1997: the Executive Operating Committee, the Audit Committee, the Compensation and Conflict of Interest Committee, the Quality Assurance Committee and the Independent Directors Committee.

     The Executive Operating Committee presently is composed of Messrs. Evans, Haythe, Lamela and Ramsay. The Committee's function is to act in the place and stead of the Board of

Directors to the extent permitted by law on matters which require Board action between meetings of the Board of Directors. The Executive Operating Committee met three times during fiscal 1997.

     The Audit Committee presently is composed of Messrs. Beam, Evans and Haythe. The Audit Committee's functions include reviewing the results of the reports and audits by RHCI's independent public accountants and making recommendations to the Board of Directors with respect to accounting practices and procedures and internal controls. The Audit Committee of RHCI met once during fiscal 1997.

     The Compensation and Conflict of Interest Committee (the "Compensation Committee") presently is composed of Messrs. Beam, Evans and Haythe. The Compensation Committee's functions include reviewing and recommending remuneration arrangements for senior officers and for members of the Board of Directors, adopting compensation plans in which officers and directors are eligible to participate, granting stock options under RHCI's stock option plans, acting on important personnel matters, nominating senior officers, resolving matters involving possible conflicts of interest and providing for management succession. The Compensation Committee met five times during fiscal 1997.

     The Quality Assurance Committee presently is composed of Messrs. Lamela and Beam. The Committee's functions are to review and monitor the clinical functions of RHCI, to administer peer review and a case management system, and to implement a professional education program. The Quality Assurance Committee did not meet during fiscal 1997.

     The Independent Directors Committee presently is composed of Messrs. Beam, Haythe and Shulman. The Committee's function is to review all transactions between RHCI and persons affiliated with Paul J. Ramsay or any entity in which Paul J. Ramsay directly or indirectly has an equity interest. The Independent Directors Committee did not meet during fiscal 1997.

     RHCI does not have a nominating committee and has established no procedures whereby nominees for director may be recommended by stockholders.

Compensation of Directors
-------------------------

     On October 28, 1996, RHCI paid each of its directors $22,250 in respect of fiscal 1997 directors' fees by the issuance of 16,000 shares of Common Stock. Additionally, RHCI reimbursed directors for out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors and committees of the Board of Directors. For fiscal 1998, it is RHCI's policy to pay directors who are not employees of RHCI an annual fee of $12,000 and a fee of $3,000 for each of the first four meetings of the Board of Directors attended during the year, with no additional compensation to be paid for attendance at additional meetings.

Executive Compensation
----------------------

     The following table and footnotes set forth information for the fiscal years ended June 30, 1997, 1996 and 1995 concerning the compensation paid or awarded to the Chief Executive Officer and the other most highly compensated executive officers of RHCI.

                           SUMMARY COMPENSATION TABLE


                                                                        LONG-TERM
                                                                      COMPENSATION
                                             ANNUAL COMPENSATION              AWARDS
                                     -----------------------------------  --------------
                            FISCAL                                                         SECURITIES
                             YEAR                                  OTHER ANNUAL               UNDERLYING      ALL OTHER
         NAME AND            ENDED    SALARY     BONUS     COMPENSATION   STOCK OPTIONS   COMPENSATION
  PRINCIPAL POSITION(1)     JUNE 30    ($)        ($)           ($)            (#)             ($)
-----------------------------------------------------------------------------------------------------------------------------

Bert G. Cibran(2)              1997  268,124          (5)        18,679              (7)       275,000   (8)     19,005  (10)
President & Chief              1996      ---         ---            ---                            ---              ---
Operating Officer              1995      ---         ---            ---                            ---              ---

Carol C. Lang(3)               1997  212,493          (5)           ---                        200,000   (8)      5,000  (11)
Executive Vice President       1996      ---         ---            ---                            ---              ---
and Chief Financial            1995      ---         ---            ---                            ---              ---
Officer

Martin Lazoritz, M.D.(4)       1997  275,857       24,000 (6)       ---                        175,000   (8)     77,002  (12)
Executive Vice President       1996      ---         ---            ---                            ---              ---
and Chief Medical              1995      ---         ---            ---                            ---              ---
Officer

John A. Quinn                  1997  155,598          (5)         4,800              (7)        20,000   (8)     86,366  (13)
Senior Vice President          1996  155,598      20,000          4,800              (7)        20,000   (9)        ---
                               1995  135,156      45,000          4,800              (7)           ---              ---

Wallace E. Smith               1997  160,609          (5)         4,800              (7)        20,000   (8)        ---
Senior Vice President          1996  160,609      12,000          4,800              (7)           ---              ---
                               1995  160,609       6,300          4,800              (7)           ---              ---

____________________

(1) Does not include Reynold J. Jennings, who served as Chief Executive Officer of RHCI from January 1996 to August 1996. Mr. Jennings assumed the position of Executive Vice President in August 1996 upon the appointment of Bert G. Cibran as President and Chief Operating Officer of RHCI. Mr. Jennings left the employment of RHCI in February 1997. Mr. Jennings received (i) salary and bonus of $155,527, $225,859 and $360,859 (including a $135,000 bonus), (ii) other annual compensation of $4,375, $7,500 and $7,500, (in each case representing a car allowance), (iii) options to purchase 0, 124,830 and 50,000 shares of Common Stock and (iv) other compensation of $0, $4,421 and $63,830 ($51,169 of which represents moving expenses and other costs of relocation), (in each case, other than as indicated, representing the benefits to Mr. Jennings of premiums paid by RHCI with respect to a split-dollar life insurance arrangement), for the fiscal years ended June 30, 1997, 1996 and 1995, respectively. See "Employment and Other Agreements" below.

(2) In August 1996, Mr. Cibran became President and Chief Operating Officer of RHCI. See "Employment and Other Agreements" below.

(3) In August 1996, Ms. Lang became Executive Vice President and Chief Financial Officer of RHCI. See "Employment and Other Agreements" below.

(4) In February 1997, Dr. Lazoritz became Executive Vice President and Chief Medical Officer of RHCI. Throughout the 1997 fiscal year, Dr. Lazoritz was the Executive Vice President of Ramsay Managed Care, Inc. The compensation set forth in the table reflects the total compensation paid to Dr. Lazoritz by RHCI and Ramsay Managed Care, Inc. during the fiscal year ended June 30, 1997. See "Employment and Other Agreements" and "Certain Relationships and Related Transactions-The RMCI Merger" below.

(5)  Bonus for the fiscal year ended June 30, 1997 has not yet been determined.

(6) Represents a bonus paid to Dr. Lazoritz by Ramsay Managed Care, Inc. RHCI bonus for the fiscal year ended June 30, 1997 has not been determined.

(7)  Represents an automobile allowance.

(8)  Represents options to purchase shares of Common Stock granted in fiscal
     1997.

(9) Represents options to purchase shares of Common Stock granted in fiscal 1996. Does not include the repricing in fiscal 1996 of options to purchase an aggregate of 60,692 shares of Common Stock.

(10) Represents premiums paid of $5,363 related to a long-term disability policy and club membership fees of $13,643, including a $10,000 refundable deposit.

(11) Represents consulting fees paid to Ms. Lang prior to the date she became Executive Vice President and Chief Financial Officer of RHCI.

(12) Represents premiums paid of $6,286 related to a long-term disability policy and a pay-out of accrued but unused vacation of $70,716.

(13) During fiscal 1997, Mr. Quinn sold two houses in connection with Company relocations. This amount represents reimbursement for losses incurred by Mr. Quinn in connection with these sales.


     The following table and footnotes set forth the grants of stock options to the executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 1997. The amounts shown for each of the named executive officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the exercise price of the options during the full terms of the options. No gain to the optionees is possible without an increase in stock price which will benefit all stockholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable Securities and Exchange Commission (the "SEC") regulations. Actual gains, if any, on option exercises and holdings of Common Stock are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                       STOCK OPTION GRANTS IN FISCAL 1997

                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF
                                                                                             STOCK
                                                 INDIVIDUAL                            PRICE APPRECIATION
                                                   GRANTS                               FOR OPTION TERM
                         -----------------------------------------------------------  ----------------------
                                           % OF TOTAL    EXERCISE
                                            OPTIONS        OR
                                           GRANTED TO      BASE
                              OPTIONS     EMPLOYEES IN    PRICE         EXPIRATION
NAME(1)                       GRANTED (#) FISCAL YEAR     ($/SH)          DATE       5%($)      10%($)
----------------------------------------------------------------------------------------------------------
Bert G. Cibran (2)               125,000 (3)                 2.75          08/12/06    216,250     547,500
                                 150,000 (4)      24.0%      2.75          05/08/07    259,500     657,000
Carol C. Lang                    100,000 (3)                 2.75          08/12/06    173,000     438,000
                                 100,000 (4)      17.4%      2.75          05/08/07    173,000     438,000
Martin Lazoritz, M.D. (5)        100,000 (4)       8.7%      2.75          05/08/07    173,000     438,000
John A. Quinn (6)                 20,000 (4)       1.7%      2.75          05/08/07     34,600      87,600
Wallace E. Smith (7)              20,000 (4)       1.7%      2.75          05/08/07     34,600      87,600

____________________

(1) Does not include Reynold J. Jennings who served as Chief Executive Officer of RHCI from January 1996 to August 1996. Mr. Jennings assumed the position of Executive Vice President in August 1996 upon the appointment of Bert G. Cibran as President and Chief Operating Officer. Mr. Jennings did not receive any options during fiscal 1997. Mr. Jennings left the employment of RHCI in February 1997.

(2) Does not include the following derivative securities now held by Mr. Cibran as a result of the Merger (as defined in "Certain Relationships and Related Transactions" below) in June 1997: options to purchase 25,000 shares of Common Stock now held by Mr. Cibran in lieu of options granted prior to fiscal 1997 to purchase 75,000 shares of common stock, $.01 par value ("RMCI Common Stock"), of Ramsay Managed Care, Inc. ("RMCI") and warrants to purchase 17,499 shares of Common Stock now held by Mr. Cibran in lieu of warrants granted prior to fiscal 1997 to purchase 52,500 shares of RMCI Common Stock.

(3) Exercisable beginning six months prior to the expiration date, subject to acceleration if the market value of the Common Stock equals or exceeds $7.00 per share for 15 trading days.

(4) Exercisable in cumulative annual installments of 33% of the shares covered thereby beginning one year from date of grant.

(5) Does not include options to purchase 75,000 shares of Common Stock received by Dr. Lazoritz in connection with the Merger in lieu of options granted by RMCI during fiscal 1997 to purchase 225,000 shares of RMCI Common Stock. Does not include options to purchase 25,000 shares of Common Stock received by Dr. Lazoritz in connection with the Merger in lieu of options granted by RMCI prior to fiscal 1997 to purchase 75,000 shares of RMCI Common Stock.

(6) Does not include warrants to purchase 666 shares of Common Stock received by Mr. Quinn in connection with the Merger in lieu of warrants granted by RMCI prior to fiscal 1997 to purchase 2,000 shares of RMCI Common Stock.

(7) Does not include warrants to purchase 1,000 shares of Common Stock received by Mr. Smith in connection with the Merger in lieu of warrants granted by RMCI prior to fiscal 1997 to purchase 3,000 shares of RMCI Common Stock.

     The following table and footnotes summarize stock options exercised during fiscal 1997 and the number and value of options held by the executive officers named in the Summary Compensation Table at June 30, 1997.

                   STOCK OPTION EXERCISES IN FISCAL 1997 AND
                      STOCK OPTION VALUES AT JUNE 30, 1997

                                                                              VALUE OF UNEXERCISED
                                                NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                             OPTIONS AT JUNE 30, 1997 (#)   AT JUNE 30, 1997 ($) (1)
                                             ----------------------------   ------------------------
                          SHARES
                         ACQUIRED
                            ON        VALUE
NAME(2)                  EXERCISE    REALIZED  EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
-----------------------------------------------------------------------------------------------------
Bert G. Cibran                 --        --      --          375,000           --         199,625
Carol C. Lang                  --        --      --          200,000           --         125,000
Martin Lazoritz, M.D.          --        --      --          200,000           --         100,000
John A. Quinn                  --        --      --           80,692           --          65,606
Wallace E. Smith               --        --    47,853         20,000           --          12,500

___________________

(1) In-the-money options are those where the fair market value of the underlying Common Stock exceeds the exercise price of the option. The value of in-the-money options is determined in accordance with regulations of the Securities and Exchange Commission by subtracting the aggregate exercise price of the options from the aggregate year-end value of the underlying Common Stock.

(2) Does not include Reynold J. Jennings who served as Chief Executive Officer of RHCI from January 1996 to August 1996. Mr. Jennings assumed the position of Executive Vice President in August 1996 upon the appointment of Bert G. Cibran as President and Chief Operating Officer. Mr. Jennings did not exercise any options during fiscal 1997. Mr. Jennings left the employment of RHCI in February 1997.

Employment and Other Agreements
-------------------------------

       In October 1997, RHCI entered into an employment agreement with Luis E. Lamela to serve as RHCI's Vice Chairman of the Board and Chief Executive Officer, providing for the payment of an initial annual base salary of $400,000, subject to increases determined by the Board of Directors and minimum annual increases based on the Consumer Price Index. In addition, Mr. Lamela is entitled to an annual bonus in an amount equal to the greater of (i) $400,000 or
(ii) five percent of any increase in operating income for the applicable fiscal year over operating income for the 1997 fiscal year. The agreement is for an initial term of two years with annual renewals thereafter. Pursuant to the employment agreement, RHCI agreed to provide Mr. Lamela an automobile allowance and options to purchase 105,000 shares of Common Stock. In addition, Mr. Lamela's employment by RHCI may be terminated by either RHCI or Mr. Lamela; however, in the event RHCI terminates Mr. Lamela's employment without due cause, RHCI must continue to pay Mr. Lamela his base salary in effect at the time of such termination for 24 months after the date of such termination and any bonus payable. The agreement also provides for a lump sum cash payment to Mr. Lamela of his bonus and 36 months' base salary upon termination of his employment for any reason following certain change of control events involving RHCI.

       In February 1997, RHCI entered into an employment agreement with Martin Lazoritz, M.D. to serve as RHCI's Executive Vice President and Chief Medical Officer, providing for the payment of an initial annual base salary of $275,000, subject to annual increases determined by the Board of Directors and minimum annual increases based on the Consumer Price Index. In addition, Dr. Lazoritz is entitled to an annual bonus to be determined by the Board of Directors. The employment agreement is for an initial term of three years commencing in June 1997, with annual renewals thereafter. Pursuant to the employment agreement, RHCI agreed to provide Dr. Lazoritz options to purchase 100,000 shares of Common Stock. Dr. Lazoritz's employment by RHCI may be terminated by either RHCI or Dr. Lazoritz; however, in the event RHCI terminates Dr. Lazoritz's employment without due cause, RHCI must continue to pay Dr. Lazoritz his base salary in effect at the time of such termination for 12 months after the date of such termination and any bonus payable. The agreement also provides for a lump sum cash payment to Dr. Lazoritz of 12 months' base salary upon termination of his employment for any reason following certain change of control events involving RHCI.

       In September 1996, RHCI entered into an employment agreement with Brent
J. Bryson, Senior Vice President of RHCI, providing for the payment of an initial annual base salary of $180,000, subject to annual review by the Board of Directors. The agreement also provides for the payment of a bonus of up to two percent of the improvement in operating income of assigned operations, based upon the achievement by RHCI and Mr. Bryson of certain performance targets. In addition, the agreement provides for an automobile allowance, the reimbursement of certain relocation expenses and options to purchase 60,000 shares of Common Stock. Pursuant to the agreement, if RHCI terminates the agreement for any reason other than due cause, RHCI must continue to pay Mr. Bryson his base salary in effect at the time of such termination for six months after the date of such termination.

       In August 1996, RHCI entered into an employment agreement with Bert G. Cibran, President and Chief Operating Officer of RHCI, providing for the payment of an initial annual base salary of $300,000, subject to annual increases determined by the Board of Directors and minimum annual increases based on the Consumer Price Index. In addition, Mr. Cibran is entitled to an annual bonus in an amount equal to two percent of any increase in operating income over the preceding fiscal year. The agreement is for an initial term of three years with annual renewals thereafter. Pursuant to the employment agreement, RHCI agreed to provide Mr. Cibran an automobile allowance and options to purchase 125,000 shares of Common Stock. In addition, Mr. Cibran's employment may be terminated by either RHCI or Mr. Cibran; however, in the event RHCI terminates Mr. Cibran's employment without due cause, RHCI must continue to pay Mr. Cibran his base salary in effect at the time of such termination for 24 months after the date of such termination and any bonus payable. The agreement also provides for a lump sum cash payment to Mr. Cibran of his bonus and 24 months' base salary upon termination of his employment for any reason following certain change of control events involving RHCI.

       In August 1996, RHCI entered into a services agreement with HealthLink Enterprises, Inc., a Florida corporation ("HealthLink"), pursuant to which HealthLink agreed to make available to RHCI the services of Carol C. Lang, Executive Vice President and Chief Financial Officer of RHCI. Prior to entering into the services agreement, HealthLink acted as a consultant to RHCI. The services agreement provides for the payment of an initial annual base compensation to HealthLink of $240,000, subject to annual increases determined by the Board of Directors and minimum annual increases based on the Consumer Price Index. The services agreement is for an initial term of two years with annual renewals thereafter. In addition, HealthLink is entitled to a bonus of up to 40% of the base compensation, based on the achievement of targets set by the President of RHCI or the Board of Directors. In addition, pursuant to the services agreement, RHCI agreed to provide Ms. Lang with options to purchase 100,000 shares of Common Stock. The services agreement may be terminated by RHCI or, upon three months notice, by HealthLink; however, in the event RHCI terminates the agreement without due cause, RHCI must pay any bonus due and continue to pay the base compensation in effect at the time of such termination until the later of the end of the term of the services agreement or six months after the date of termination. The services agreement also provides for a lump sum cash payment to HealthLink of any bonus due and the greater of (a) 12 months' base compensation or (b) the base compensation that would have been payable to HealthLink from the date of termination to the last day of the services agreement, upon the termination of the services agreement for any reason following certain change of control events involving RHCI.

       In August 1996, RHCI entered into a three-year employment agreement with Reynold J. Jennings, at the time, an Executive Vice President of RHCI, providing for the payment of an initial annual base salary of $275,000 and an annual bonus in an amount equal to two percent of any increase in operating income over the preceding fiscal year. The employment agreement also gives Mr. Jennings the right to require RHCI to repurchase options covering 124,830 shares of Common Stock at a price of $3.20 per share (as adjusted for stock dividends or splits). Mr. Jennings resigned his employment with RHCI in February 1997 to accept other employment, in breach of his employment agreement with RHCI. In such case, under the employment agreement, RHCI is required to make payments to Mr. Jennings of approximately $400,000, less approximately $100,000 owing by Mr. Jennings to RHCI in respect of split-dollar life insurance premiums paid by RHCI and less any damages caused by Mr. Jennings' breach of his employment agreement. In March 1997, Mr. Jennings commenced arbitration and court proceedings (in the United States District Court for the Eastern District of Louisiana) against RHCI in which he claims his employment was wrongfully terminated by RHCI and seeks damages of approximately $2,300,000. Subsequently, the court proceedings have been stayed pending the completion of arbitration proceedings to be held in Coral Gables, Florida. RHCI intends to vigorously defend the proceedings.

       In January 1992, RHCI entered into employment agreements with Wallace E. Smith, Senior Vice President of RHCI, and John A. Quinn, Senior Vice President of RHCI, for the payment of initial annual base salaries to Mr. Smith and Mr. Quinn of $125,000 and $115,000, respectively, subject to annual review by the Board of Directors. The base salaries of Mr. Smith and Mr. Quinn have been increased periodically since the inception of the agreements and, for the fiscal year ended June 30, 1997, their base salaries were $160,000 and $155,000, respectively. The agreements also provide for the payment to Mr. Smith and Mr. Quinn of a bonus of up to 30% of their respective base salaries based upon the attainment of certain performance targets, as well as a discretionary amount based on job performance and approved by the Compensation Committee. In addition, the agreements provide for an automobile allowance and the reimbursement of certain relocation expenses. Pursuant to the agreements, if RHCI terminates Mr. Smith or Mr. Quinn for any reason other than due cause, the executive will be entitled to continue to receive his base salary in effect at the time of such termination for a period of six months after the date of such termination.

Compliance with Section 16(a) of the
Securities Exchange Act of 1934
-------------------------------

       Section 16(a) of the Securities Exchange Act of 1934 requires RHCI's directors and executive officers, and persons who own more than ten percent of Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish RHCI with copies of all Section 16(a) reports they file.

       To RHCI's knowledge, based solely on a review of the copies of such reports furnished to RHCI and representations that no other reports were required, during the fiscal year ended June 30, 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent stockholders were complied with, except that Dr. Lazoritz, Daniel A. Sims and Jorge L. Rico failed to make a timely filing of an initial statement on Form 3, Mr. Lamela failed to make a timely filing of a statement on Form 4 regarding four transactions and Ms. Lang, Mr. Rico and Mr. Shulman failed to make a timely filing of a statement on Form 5 regarding one transaction each. All such persons have subsequently filed the required reports.

Certain Relationships and Related Transactions
----------------------------------------------

       The RMCI Merger:
       ---------------

       On June 10, 1997, pursuant to an Agreement and Plan of Merger dated as of October 1, 1996 by and among RHCI, RHCI Acquisition Corp., a Delaware corporation and wholly owned subsidiary of RHCI, and Ramsay Managed Care, Inc. ("RMCI") (the "Merger Agreement"), RHCI Acquisition Corp. merged with and into RMCI, whereupon, RMCI became a wholly owned subsidiary of RHCI (the "Merger"). The issuance by RHCI of shares of Common Stock and Series 1996 Preferred Stock contemplated by the Merger Agreement was approved by the stockholders of RHCI at a Special Meeting of Stockholders held on April 18, 1997, and the Merger Agreement was approved by the stockholders of RMCI at a Special Meeting of Stockholders also held on April 18, 1997. Prior to the Merger, RMCI was a publicly traded corporation controlled by Paul J. Ramsay, the Chairman of the Board of RHCI. In addition, prior to the Merger, Messrs. Ramsay, Beam, Evans, Haythe, Lamela and Siddle were members of the Board of Directors of RMCI, as well as members of the Board of Directors of RHCI, and Messrs. Cibran and Lazoritz served in executive officer capacities of both companies.

       The number of shares of capital stock issued by RHCI pursuant to the terms of the Merger Agreement was based on an exchange ratio calculated as follows: (i) each share of common stock, $.01 par value ("RMCI Common Stock"), of RMCI, outstanding as of June 10, 1997 (the "Effective Time") was converted into the right to receive one-third (1/3) of a share of Common Stock, provided that cash was paid in lieu of fractional shares of Common Stock and (ii) each share of preferred stock, series 1996 of RMCI, $1.00 par value (the "RMCI Series 1996 Preferred Stock"), outstanding as of the Effective Time was converted into the right to receive one share of Series 1996 Preferred Stock. Each share of Series 1996 Preferred Stock is presently convertible into 10 shares of Common Stock and votes together with the Common Stock on all matters submitted to the vote of stockholders of RHCI.

       Options to acquire RMCI Common Stock outstanding immediately prior to the Effective Time (the "RMCI Stock Options") became options to purchase a number of whole shares of Common Stock equal to the number of shares of RMCI Common Stock covered by the RMCI Stock Options multiplied by one-third (1/3), at an exercise price per share of Common Stock equal to the option exercise price of such RMCI Stock Options multiplied by three (3). In addition, each holder of warrants to purchase shares of RMCI Common Stock outstanding immediately prior to the Effective Time (the "RMCI Warrants") will, in accordance with the provisions of the RMCI Warrants, receive upon exercise of such warrants, in lieu of the number of shares of RMCI Common Stock provided for by such warrants, that number of whole shares of Common Stock equal to the product of one-third (1/3) multiplied by the number of shares of RMCI Common Stock subject to such RMCI Warrants, at an exercise price per share of Common Stock equal to the warrant exercise price of such RMCI Warrants multiplied by three (3).

       In connection with the Merger, (i) the holders of the 6,408,315 shares RMCI Common Stock which were issued and outstanding at the Effective Time received an aggregate of 2,135,826 shares of Common Stock (and cash in lieu of fractional shares), (ii) the holder of the 100,000 shares of RMCI Series 1996 Preferred Stock which were issued and outstanding at the Effective Time received 100,000 shares of Series 1996 Preferred Stock, (iii) the holders of the

640,000 RMCI Warrants which were outstanding at the Effective Time now hold warrants to purchase an aggregate of 213,333 shares of Common Stock and (iv) the holders of the 1,175,250 RMCI Stock Options which were outstanding at the Effective Time now hold options to purchase an aggregate of 391,750 shares of Common Stock.

          The Ramsay Affiliates received in connection with the Merger an aggregate of 1,162,723 shares of Common Stock (and cash in lieu of fractional shares) in exchange for an aggregate of 3,488,173 shares of RMCI Common Stock, 100,000 shares of Series 1996 Preferred Stock in exchange for 100,000 shares of RMCI Series 1996 Preferred Stock and warrants to purchase an aggregate of 174,999 shares of Common Stock in lieu of an aggregate of 525,000 RMCI Warrants. Mr. Cibran holds options to purchase 25,000 shares of Common Stock in lieu of 75,000 RMCI Stock Options and warrants to purchase an aggregate of 17,499 shares of Common Stock in lieu of 52,500 RMCI Warrants. Dr. Lazoritz received 28,353 shares of Common Stock (and cash in lieu of fractional shares) in exchange for 85,061 shares of RMCI Common Stock and options to purchase an aggregate of 100,000 shares of Common Stock in lieu of an aggregate of 300,000 RMCI Stock Options. Mr. Smith received warrants to purchase 1,000 shares of Common Stock in lieu of 3,000 RMCI Warrants. Mr. Quinn received warrants to purchase 666 shares of Common Stock in lieu of 2,000 RMCI Warrants. All executive officers and directors of RHCI as a group (including with respect to Mr. Ramsay, the Ramsay Affiliates) received in connection with the Merger an aggregate of 1,198,746 shares of Common Stock (and cash in lieu of fractional shares) in exchange for an aggregate of 3,596,246 shares of RMCI Common Stock, 100,000 shares of Series 1996 Preferred Stock in exchange for 100,000 shares of RMCI Series 1996 Preferred Stock, options to purchase an aggregate of 259,996 shares of Common Stock in lieu of an aggregate of 780,000 RMCI Stock Options and warrants to purchase an aggregate of 202,828 shares of Common Stock in lieu of an aggregate of 608,500 RMCI Warrants.

       As a result of the Merger, RHCI assumed all of the obligations and liabilities of RMCI and, as a result, the amounts payable by RMCI to RHCI, which at the Effective Time totalled approximately $7,000,000, became an intercompany payable from RMCI to RHCI.

       Transactions Involving RMCI Prior to the Merger:
       -----------------------------------------------

       Prior to the Effective Time, Ramsay Health Care Pty. Limited (the "Manager"), an affiliate of Paul J. Ramsay, provided managerial services to RMCI pursuant to a management agreement (the "RMCI Management Agreement"). The RMCI Management Agreement provided for the payment of an annual management fee equal to the greater of $100,000 per annum or 0.5% of the gross revenues of RMCI and its subsidiaries for such year. The management fee payable to the Manager under the RMCI Management Agreement was set on the basis of a negotiated amount based on the anticipated time to be spent and out-of-pocket costs to be incurred by personnel of the Manager in performing its duties thereunder. Prior to the Effective Time, during fiscal 1997, RMCI incurred management fees of $91,663 for services performed by the Manager under the RMCI Management Agreement. The RMCI Management Agreement terminated at the Effective Time.

       In April 1995, in connection with the distribution by RHCI to its stockholders of the capital stock of RMCI held by it, RHCI and RMCI entered into various contractual arrangements governing the distribution and related transactions, including a Distribution Agreement, Corporate Services Agreement, Tax Sharing Agreement and Employee Benefits Agreement. As a result of the Merger, at the Effective Time, these agreements terminated or became intercompany obligations.

       On August 13, 1996, the RMCI Board of Directors approved an offer to the holders of stock options under RMCI's 1994 Stock Option Plan (the "RMCI Repricing Offer") whereby each option holder could exchange existing options with exercise prices of $2.00 per share held by such holder for amended options to purchase the same number of shares of RMCI Common Stock at an exercise price of $1.00 per share (which was in excess of the market price of the RMCI Common Stock at the time); provided that the repriced options would not be exercisable until the date which is six months prior to their expiration date and provided further that vested repriced options would become exercisable earlier in the event that, at the time of exercise, the average of the closing bid and asked prices for the RMCI Common Stock as quoted on the OTC Bulletin Board equalled or exceeded $2.333 (subject to adjustment for events affecting the RMCI Common Stock or the capital structure of RMCI, such as the Merger) per share on at least 15 trading days, which need not be consecutive, subsequent to August 13, 1996. All stock options which were subject to the RMCI Repricing Offer were repriced. After giving effect to the Merger, all RMCI Stock Options became options to purchase Common Stock on the terms described under "The RMCI Merger" above.

       At the request of RMCI, Paul J. Ramsay agreed to surrender certain stock options granted to him under RMCI's 1994 Stock Option Plan in exchange for the issuance to Hospitals Pty. of warrants to purchase RMCI Common Stock. RMCI made this request in order to make additional shares of RMCI Common Stock available for grant under RMCI's 1994 Stock Option Plan. Accordingly, on September 10, 1996, Mr. Ramsay, RMCI and Hospitals Pty. entered into an Exchange Agreement pursuant to which Mr. Ramsay surrendered for cancellation an aggregate of 100,000 RMCI stock options in exchange for the issuance to Hospitals Pty. of warrants (the "Exchanged Warrants") to purchase an aggregate of 100,000 shares of RMCI Common Stock at an exercise price of $1.00 per share. The Exchanged Warrants will be exercisable during the period April 25, 2004 through October 25, 2004. After giving effect to the Merger, the Exchanged Warrants (as was the case for all RMCI Warrants) became warrants to purchase Common Stock on the terms described under "The RMCI Merger" above.

       In June 1996, at the request of RMCI, Hospitals Pty. agreed to loan RMCI up to $3,000,000 for working capital and general corporate purposes (the "Hospitals Pty. Facility"). On June 28, 1996, RMCI borrowed $1,600,000 under the Hospitals Pty. Facility, which was evidenced by a demand promissory note (the "First Hospitals Note") with an interest rate of 12% per annum. In addition, on August 7 and August 8, 1996, RMCI borrowed an aggregate of $800,000 under the Hospitals Pty. Facility, which was evidenced by a demand promissory note (the "Second Hospitals Note") payable to Hospitals Pty. in the principal amount of the lesser of the amount borrowed or $1,400,000, with an interest rate of 12% per annum. On September 10, 1996, as described below, the First Hospitals Note and the Second Hospitals Note were repaid and cancelled.

       On September 10, 1996, RMCI entered into a stock purchase agreement with Hospitals Pty., pursuant to which Hospitals Pty. purchased 100,000 shares of RMCI Series 1996 Preferred Stock for a purchase price of $3,000,000. The purchase price was paid by (i) offset against the outstanding principal amounts under the First Hospitals Note and the Second Hospitals Note ($1,600,00 and $800,000, respectively), (ii) offset against the aggregate accrued unpaid interest on such notes through September 10, 1996 ($54,667), and (iii) $545,333 in cash. In connection with the purchase of the 100,000 shares of RMCI Series 1996 Preferred Stock by Hospitals Pty., RMCI issued warrants to Hospitals Pty. to purchase 300,000 shares of RMCI Common Stock, at an exercise price of $1.00 per share. After giving effect to the Merger, the 100,000 shares of RMCI Series 1996 Preferred Stock became 100,000 shares of Series 1996 Preferred Stock and the foregoing warrants became warrants to purchase Common Stock on the terms described under "The Merger" above.

       In March 1997, Hospitals Pty. agreed to lend up to an additional $2,000,000 to RMCI for working capital and general corporate purposes under the Hospitals Pty. Facility, which amount was evidenced by a demand promissory note bearing interest at 15% per annum. RMCI agreed to pay Hospitals Pty. a $150,000 facility fee in consideration of making the additional facility available to RMCI. At the Effective Time, $2,750,000 was borrowed by RMCI under the facility. On September 30, 1997, RMCI terminated the Hospitals Pty. Facility. See "Agreements in Connection with Refinancing" below.

       The Management Agreement:
       -------------------------

       Pursuant to a management agreement (the "Management Agreement") dated June 25, 1992, the Manager provided managerial services to RHCI. On September 10, 1996, RHCI entered into a letter agreement with the Manager and Holdings Pty. which terminated the Management Agreement effective July 1, 1997. In consideration for this termination, RHCI issued to Holdings Pty. warrants to purchase 250,000 shares of Common Stock at an exercise price of $2.63 per share. These warrants are fully exercisable and expire on September 10, 2006.

       Prior to its termination, the Management Agreement provided for the payment of an initial annual management fee of $677,422, subject to increases based on increases in the Consumer Price Index. The management fee payable under the Management Agreement was set on the basis of a negotiated amount based on the time spent by personnel of the Manager in performing the duties pursuant to the Management Agreement. During the fiscal year ended June 30, 1997, RHCI incurred management fees of approximately $758,000 for services performed by the Manager under the Management Agreement. In August 1996, RHCI entered into a Stock Purchase Agreement with Holdings Pty. and the Manager pursuant to which Holdings Pty. agreed to purchase 275,546 shares of Common Stock at a purchase price of $2.75 per share. The purchase price of $757,752 was payable $2,755.46 in cash and $754,996.54 as a payment by RHCI of management fees due for fiscal 1997 under the Management Agreement.


       Relationship With Ramsay Affiliates:
       ------------------------------------

       The Ramsay Affiliates are corporations controlled by RHCI's Chairman of the Board, Paul J. Ramsay. At October 15, 1997, Paul J. Ramsay, Ramsay Holdings, Holdings Pty. and Hospitals Pty. owned of record approximately 28.9% of the issued and outstanding shares of Common Stock, 100% of the issued and outstanding shares of Series C Preferred Stock, Series 1996 Preferred Stock and Series 1997-A Preferred Stock, and had an approximate 41.9% voting interest in RHCI.

       Agreements in Connection with Refinancing:
       ------------------------------------------

       In September 1997, in connection with the refinancing of RHCI's then existing bank, institutional and certain affiliate indebtedness, RHCI entered into a Preferred Stock Purchase Agreement with Holdings Pty. pursuant to which Holdings Pty. purchased 4,000 shares of Series 1997-A Preferred Stock at a purchase price of $4,000,000, paid (i) $2,784,333 in cash and (ii) by offset against amounts owed by RHCI to Holdings Pty. or its corporate affiliates as (a) accrued and unpaid dividends on Series C Preferred Stock and Series 1996 Preferred Stock ($611,085), (b) indebtedness owed to a corporate affiliate of Holdings Pty. under the Hospitals Pty. Facility ($250,000), and (c) accrued and unpaid interest and net commitment fees ($354,582) in respect of such indebtedness. The Series 1997-A Preferred Stock bears cumulative dividends at an annual rate of 9% (payable subject to certain restrictions set forth in credit documentation to which RHCI is a party), has a liquidation preference of $1,000 per share, is optionally redeemable by RHCI at any time at a redemption price equal to $1,000 per share plus all accrued and unpaid dividends thereon (the "Redemption Price"), and is mandatorily redeemable by RHCI following June 30, 1998 at the Redemption Price in the event that RHCI has satisfied certain financial and operational conditions in its credit documentation.

       In September 1997, in connection with a refinancing of RHCI's then existing indebtedness, RHCI entered into a Subordinated Note Purchase Agreement with Holdings Pty. pursuant to which Holding Pty. purchased $2,500,000 in principal amount of RHCI's Series B Subordinated Bridge Notes due September 30, 2005, initially bearing interest at a rate of 11% per annum. The purchase of the Series B Subordinated Bridge Notes was funded with the proceeds of a concurrent repayment of principal of $2,500,000 owed by RMCI to a corporate affiliate of Holdings Pty. under the Hospitals Pty. Facility.

       In September 1997, in connection with the refinancing of RHCI's then existing indebtedness, RHCI entered into a Common Stock Purchase Agreement (the "Common Stock Purchase Agreement") with Holdings Pty. pursuant to which Holdings Pty. agreed to purchase shares of Common Stock at a purchase price of $5.17 per share (the 30-day average of the closing price of the Common Stock prior to the date of such Agreement) in the event that RHCI incurs obligations to make certain payments to the State of Louisiana and to the extent that such payments are in excess of $1,300,000 in the aggregate and such excess exceeds $500,000 in any fiscal year.

       In connection with the refinancing of RHCI's then existing indebtedness in September 1997, the Ramsay Affiliates and Luis E. Lamela, Vice Chairman of the Board of RHCI, agreed not to exercise options and warrants to purchase shares of Common Stock held by them until the earlier to occur of certain events, including the approval by the stockholders at the Meeting of the amendment to RHCI's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock (see proposal 2 below).

         Exchange Agreement:
         -------------------

       At the request of RHCI, Paul J. Ramsay agreed to surrender certain options granted to him under RHCI's stock option plans in exchange for the issuance to Hospitals Pty. of warrants to purchase Common Stock. RHCI made this request in order to make additional shares of Common Stock available for grant under its stock option plans. Accordingly, on September 10, 1996, Mr. Ramsay, RHCI and Hospitals Pty. entered into an Exchange Agreement pursuant to which Mr. Ramsay surrendered for cancellation an aggregate of 476,070 stock options to purchase shares of Common Stock in exchange for the issuance to Hospitals Pty. of warrants to purchase 500,000 shares of Common Stock at an exercise price of $2.75 per share. The warrants will be exercisable during the period December 31, 2002 through June 30, 2003, provided that the warrants will be exercisable earlier in the event that, at the time of exercise, the closing price for the Common Stock as quoted on NASDAQ equalled or exceeded $7.00 (subject to adjustment for events affecting the Common Stock or the capital structure of
RHCI) per share on at least 15 trading days, which need not be consecutive, subsequent to September 10, 1996. These warrants are not currently exercisable.

       Other Arrangements:
       -------------------

       RHCI and RMCI entered into indemnification agreements with their respective directors and executive officers. These agreements provide that the directors and executive officers will be indemnified to the fullest possible extent permitted by Delaware law against all expenses (including attorneys' fees), judgments, fines, penalties, taxes and settlement amounts paid or incurred by them in any action or proceeding (including any action by or in the right of RHCI, RMCI or any of their respective subsidiaries or affiliates) on account of their service as directors, officers, employees, fiduciaries or agents of RHCI, RMCI or any of their respective subsidiaries or affiliates and their service at the request of RHCI, RMCI or any of their respective subsidiaries or affiliates as directors, officers, employees, fiduciaries or agents of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

       Thomas M. Haythe, a director of RHCI (and prior to the Merger, of RMCI), is a partner of the New York City law firm of Haythe & Curley, which firm rendered legal services to RHCI and RMCI during fiscal year 1997 and will continue to render legal services to RHCI in the future.

       RHCI amended its consulting agreement on February 1, 1997 with Summa Healthcare Group, Inc. ("Summa"), a company of which Luis E. Lamela, the Vice Chairman of the Board of RHCI, is the principal stockholder. Under the consulting agreement, Summa provided RHCI with advisory and consulting services in connection with strategic planning, business development and investor relations for a fee of $30,000 per month, as well as a success fee to be negotiated in good faith between RHCI and Summa with respect to any significant transactions involving RHCI as to which Summa rendered substantial consulting or advisory services. During the fiscal year ended June 30, 1997, RHCI paid Summa $237,500 in connection with its advisory and consulting services. In connection with a similar consulting agreement between Summa and RMCI, as a result of the Merger, RHCI assumed RMCI's obligation to pay $200,000 in success fees to Summa for Summa's services in connection with the Merger and the sale by RMCI prior to the Merger of its HMO subsidiary (the "HMO Sale"). Prior to the Summa Merger (as defined below), Summa assigned the right to receive these fees to Mr. Lamela. The fees are payable by RHCI following June 30, 1998 in the event that RHCI satisfies certain financial and operational conditions under its credit documentation.

       On July 1, 1997, RHCI, Ramsay Acquisition Corp., a Delaware corporation and wholly owned subsidiary of RHCI, and Summa entered into an Agreement and Plan of Merger, pursuant to which Summa merged with and into Ramsay Acquisition Corp. in October 1997, whereupon Summa became a wholly owned subsidiary of RHCI (the "Summa Merger"). The aggregate consideration paid by RHCI in the Summa Merger consisted of $300,000 in cash, 250,000 shares of Common Stock and warrants to purchase an aggregate of 500,000 shares of Common Stock at $3.25 per share (of which, Mr. Lamela received $270,027 in cash, 225,023 shares of Common Stock and warrants to purchase 450,045 shares of Common Stock).

       As a result of the Merger, RHCI assumed an obligation of RMCI to pay $100,000 in success fees to Peter J. Evans, a director of RHCI (and prior to the Merger, of RMCI). These fees are payable to Mr. Evans for his services to RMCI in connection with the Merger and the HMO Sale. Mr. Evans has been paid $50,000 of these fees, and the remaining $50,000 is payable following June 30, 1998 in the event that RHCI satisfies certain financial and operational conditions under its credit documentation.

       The offices of Florida Psychiatric Management, Inc. and Florida Psychiatric Associates, Inc., both wholly owned subsidiaries of RHCI, in Orlando, Florida and certain of their clinics and other offices are leased from partnerships of which Dr. Martin Lazoritz and other employees of RHCI are partners. Total rental expense under these leases for the fiscal year ended June 30, 1997 was $369,369, of which $30,398 was incurred by RHCI subsequent to the Merger.

Compensation Committee Interlocks
and Insider Participation
-------------------------

       The members of the Compensation Committee of the Board of Directors are Aaron Beam, Jr., Peter J. Evans and Thomas M. Haythe. Mr. Evans is a director of Ramsay Health Care Pty. Limited, which provided management services to RHCI pursuant to the Management Agreement. Mr. Haythe is a partner of the New York City law firm of Haythe & Curley, which firm rendered legal services to RHCI during the last fiscal year and will continue to render legal services to RHCI in the future. See "Certain Relationships and Related Transactions" above.

Compensation Committee Report
on Executive Compensation
-------------------------

       The Compensation Committee of the Board of Directors determines the compensation arrangements for executive officers of RHCI. RHCI's executive compensation program is designed to attract, motivate, reward and retain individuals with the executive and management skills needed to achieve RHCI's business objectives. The compensation program accomplishes this goal by providing RHCI's executives with incentives which reward achievement of both short- and long-term objectives that contribute to the growth and profitability of RHCI, and which link executive pay with the interests of RHCI's stockholders.

       RHCI's executive compensation program consists of base salary, bonuses and stock options. RHCI's salary levels are determined by comparisons with companies of similar size and complexity in the behavioral health care industry. Salary increases are determined in light of the financial performance of RHCI, the individual performance of the executive and any increased responsibilities assumed by the executive. The salaries for RHCI's Chief Executive Officer, and President and Chief Operating Officer, were determined pursuant to the terms of their employment agreements with RHCI, which in turn were based on the foregoing considerations.

       The employment agreements for RHCI's Chief Executive Officer, and President and Chief Operating Officer, provide for bonuses based upon any increase in operating income, as defined in the applicable agreement, of RHCI. The services agreement with HealthLink and the employment agreements with Dr. Lazoritz, Mr. Smith, Mr. Quinn and other executive officers of RHCI also provide for bonuses based upon the attainment of certain performance targets. Bonuses for RHCI's executives for the fiscal year ended June 30, 1997 have not yet been determined.

       RHCI may also award bonuses to other executives based on the level of financial performance achieved by RHCI and the individual accomplishments of the executive, as evaluated by the Chief Executive Officer or the President of RHCI. Annual bonuses are paid to the chief executive officers of each of RHCI's facilities, based on (a) the financial performance of his/her facility compared to budgeted and prior year performance, (b) the overall results of RHCI and (c) the attainment of certain quality of care levels.

       RHCI periodically grants stock options to its executive officers and other key employees. Stock option grants are intended to provide RHCI's executives and other key employees with a significant incentive to work to maximize stockholder value. The Compensation Committee believes that by providing RHCI's executives and key employees who have substantial responsibility for the management and growth of RHCI with an opportunity to profit from increases in the value of the Common Stock, the interests of RHCI's stockholders and executives will be most closely aligned.

                              THE COMPENSATION AND CONFLICT OF INTEREST
                              COMMITTEE OF THE BOARD OF DIRECTORS

                                    Aaron Beam, Jr.
                                    Peter J. Evans
                                    Thomas M. Haythe

Performance Graph
-----------------

     The following performance graph compares the cumulative total return on the Common Stock to the NASDAQ Stock Market-U.S. Index, a 1997 peer group and a 1996 peer group. The 1997 peer group consists of Comprehensive Care Corporation, Magellan Health Services, Inc. and Res-Care Inc. RHCI believes that these peer companies, which are engaged in the behavioral health services industry, are most comparable to RHCI, within the parameters set by the SEC. The 1996 peer group consisted of Community Psychiatric Centers, Magellan Health Services, Inc. and Comprehensive Care Corporation. Community Psychiatric Centers was not included in the 1997 peer group due to its divestiture of its behavioral healthcare operations. The graph assumes that $100 was invested in Common Stock, the NASDAQ Stock Market U.S. Index, the 1997 peer group and the 1996 peer group on June 30, 1992 and that all dividends were reinvested.




                                              Cumulative Total Return

                                          ---------------------------------
                                           6/92  6/93 6/94  6/95 6/96 6/97

RAMSAY HEALTH CARE, INC                    100   102   110   73   51   58

1997 PEER GROUP                            100    80   103   78  110  136

1996 PEER GROUP                            100    80    99   72   92  126

NASDAQ STOCK MARKET (U.S.)                 100   126   127  169  218  265

Security Ownership of Certain Beneficial Owners
-----------------------------------------------

     The stockholders (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the knowledge of the Board of Directors owned beneficially more than five percent of any class of the outstanding voting securities of RHCI as of October 15, 1997 and their respective stockholdings as of such date (according to information furnished by them to RHCI), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.

           NAME AND ADDRESS                TITLE        NUMBER OF       PERCENTAGE
           BENEFICIAL OWNER              OF CLASS    SHARES OWNED (1)  OF CLASS (1)
--------------------------------------  -----------  ----------------  ------------

Paul J. Ramsay                          Common        5,967,443   (2)        43.66%
 Paul Ramsay Group
 154 Pacific Highway                    Series C
 St. Leonards, NSW 2065                 Preferred       142,486   (3)        100.0%
 Australia
                                        Series 1996
                                        Preferred       100,000   (3)        100.0%

Ramsay Holdings HSA Limited             Common        2,301,207   (3)        19.93%
 c/o Haythe & Curley
 237 Park Avenue                        Series C
 New York, New York 10017               Preferred        71,303   (3)         50.0%

Paul Ramsay Holdings Pty. Limited       Common        3,876,361   (3)        30.98%
 c/o Haythe & Curley
 237 Park Avenue                        Series C
 New York, New York 10017               Preferred        71,183   (3)         50.0%

Paul Ramsay Hospitals Pty. Limited      Common        5,934,693   (3)        43.47%
 c/o Haythe & Curley
 237 Park Avenue                        Series 1996     100,000   (3)        100.0%
 New York, New York  10017              Preferred

Brinson Holdings, Inc.                  Common          764,200   (4)         7.05%
Brinson Partners, Inc.
Brinson Trust Company
 209 South LaSalle
 Chicago, Illinois 60604

Heartland Advisors, Inc.                Common        1,577,900   (5)        14.56%
 790 North Milwaukee Street
 Milwaukee, Wisconsin 53202

Luis E. Lamela                          Common          771,068   (6)         6.81%
 One Alhambra Plaza, Suite 750
 Coral Gables, Florida 33134

Merrill Lynch & Co., Inc.               Common          662,069   (7)         6.11%
 World Financial Center, North Tower

 250 Vesey Street
 New York, New York 10281

___________________

(1) Includes all shares that each named person is entitled to receive within 60 days, through the exercise of any option, warrant, conversion right, or similar arrangement. Such shares are deemed to be owned and outstanding by such person individually for purposes of calculating the number of shares owned and the percentage of class for each such named person, but are not deemed outstanding for purposes of such calculations for any other named person.

(2) Mr. Ramsay's beneficial ownership of Common Stock consists of (i) 17,750 shares of Common Stock owned directly by Mr. Ramsay, (ii) 15,000 shares of Common Stock issuable upon the exercise of exercisable options owned directly by Mr. Ramsay, (iii) 2,301,207 shares of Common Stock beneficially owned by Ramsay Holdings, (iv) 3,876,361 shares of Common Stock beneficially owned by Holdings Pty., which includes all shares beneficially owned by Ramsay Holdings, and (v) 5,934,693 shares of Common Stock beneficially owned by Hospitals Pty., which includes all shares beneficially owned by Ramsay Holdings and Holdings Pty. The shares beneficially owned by Ramsay Holdings consist of 1,588,177 shares of Common Stock owned of record by Ramsay Holdings and 713,030 shares of Common Stock issuable upon the conversion of 71,303 shares of Series C Preferred Stock owned of record by Ramsay Holdings. The shares beneficially owned by Holdings Pty. consist of 613,324 shares of Common Stock owned of record by Holdings Pty., 250,000 shares of Common Stock issuable upon the exercise of exercisable warrants to purchase shares of Common Stock held by Holdings, Pty., 711,830 shares of Common Stock issuable upon the conversion of 71,183 shares of Series C Preferred Stock owned of record by Holdings Pty., and the 2,301,207 shares of Common Stock beneficially owned by Ramsay Holdings. The shares beneficially owned by Hospitals Pty. consist of 916,666 shares of Common Stock owned of record by Hospitals Pty., 141,666 shares of Common Stock issuable upon the exercise of exercisable warrants to purchase shares of Common Stock held by Hospitals Pty., 1,000,000 shares of Common Stock issuable upon the conversion of 100,000 shares of Series 1996 Preferred Stock owned of record by Hospitals Pty., and the 3,876,361 shares of Common Stock beneficially owned by Holdings Pty. Does not include 25,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Ramsay, which are not currently exercisable, or 533,333 shares of Common Stock issuable upon the exercise of warrants held by Hospitals Pty., which are not currently exercisable. See "Certain Relationships and Related Transactions -Agreements in Connection with Refinancing" for information concerning an agreement by the Ramsay Affiliates not to exercise exercisable options and warrants.

(3) These shares are included in the beneficial ownership of Paul J. Ramsay and are included in footnote (2) above.

(4) Information as to the holdings of Brinson Holdings, Inc. ("BHI"), Brinson Partners, Inc. ("BPI") and Brinson Trust Company ("BTC") is based upon a report on Schedule 13G filed with the Securities and Exchange Commission. Such report indicates that 764,200 shares were owned by BPI with shared voting and shared dispositive power and 219,260 shares were owned by BTC with shared voting and shared dispositive power. Such report indicates that BTC is a bank and the wholly owned subsidiary of BPI, an investment adviser registered under the Investment Advisers Act of 1940, which in turn is a wholly owned subsidiary of BHI, a parent holding company. BHI is a wholly owned subsidiary of SBC Holding (USA), Inc. ("SBC"), whose address is 222 Broadway, New York, New York 10038. SBC is a wholly owned subsidiary of Swiss Bank Corporation, whose address is Aeschenplatz 6 CH-4002, Basel, Switzerland.

(5) Information as to the holdings of Heartland Advisors, Inc. ("HAI") is based upon a report on Schedule 13G filed with the Securities and Exchange Commission. Such report indicates that HAI owned 1,169,600 shares with sole voting power and 1,577,900 shares with sole dispositive power. Such report indicates that HAI is an investment adviser registered under the Investment Advisers Act of 1940.

(6) Includes 30,000 shares of Common Stock issuable upon the exercise of exercisable options to purchase shares of Common Stock held by Mr. Lamela and 450,045 shares of Common Stock issuable upon the exercise of exercisable warrants to purchase shares of Common Stock held by Mr. Lamela. See "Certain Relationships and Related Transactions-Agreements in Connection with Refinancing" for information concerning an agreement by Mr. Lamela not to exercise exercisable options and warrants.

(7) Information as to the holdings of Merrill Lynch & Co., Inc. ("Merrill") is based upon a report on Schedule 13G filed with the Securities and Exchange Commission. Such report indicates that 662,069 shares were owned by Merrill and its affiliates with shared voting and dispositive power. Merrill and its affiliates disclaim any beneficial interest in such shares, other than shares held by Merrill and its affiliates in proprietary accounts.


  On May 3, 1996, Holdings Pty. entered into a secured demand loan facility with Coutts & Co. AG ("Coutts") pursuant to which Holdings Pty. is entitled to borrow an amount equal to the lesser of $7,000,000 and the collateral value of certain assets which have been pledged to Coutts. The current collateral includes, among other items, 1,679,898 of the shares of Common Stock held by Holdings Pty. and Ramsay Holdings and the 142,486 shares of Series C Preferred Stock held by Holdings Pty. and Ramsay Holdings (collectively, the "Pledged Stock"). Holdings Pty. has the right (but is under no obligation) to pledge additional shares of Common Stock to secure the obligations of Holdings Pty. to Coutts.

  Coutts is entitled to repayment of amounts outstanding under the loan facility on demand. In the event that Holdings Pty. were to default on its obligations to Coutts under the loan facility, Coutts would be entitled to liquidate the Pledged Stock to repay the outstanding debt. In the event that Coutts were to attempt to liquidate the Pledged Stock, the sale of the Pledged Stock would be subject to the volume limitations pursuant to Rule 144 under the Securities Act of 1933, as amended.

Security Ownership of Management
--------------------------------

  The following table sets forth, as of October 15, 1997, the number of shares of Common Stock beneficially owned by each of RHCI's directors and nominees for directors, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group, based upon information obtained from such persons.

                                                                      PERCENTAGE
           NAME OF                   TITLE OF            NUMBER OF        OF
      BENEFICIAL OWNER                 CLASS          SHARES OWNED(1)   CLASS(1)
-----------------------------  ---------------------  ---------------  -----------

Paul J. Ramsay                 Common                    5,967,443  (2)      43.66%

                               Series C Preferred          142,486  (3)      100.0%

                               Series 1996 Preferred       100,000  (3)      100.0%

Aaron Beam, Jr.                Common                       35,283  (4)          *

Peter J. Evans                 Common                       32,750  (5)          *

Thomas M. Haythe               Common                       68,083  (6)          *

Luis E. Lamela                 Common                      771,068  (7)       6.81%

Steven J. Shulman              Common                       32,750  (8)          *

Michael S. Siddle              Common                       32,750  (9)          *

Bert G. Cibran                 Common                          833  (10)         *

Carol C. Lang                  Common                           --               --

Martin Lazoritz, M.D.          Common                       28,588               *

John A. Quinn                  Common                        3,666  (11)         *

Wallace E. Smith               Common                       49,781  (12)         *

All directors and executive
  officers as a group
  (18 persons)                 Common                    7,036,616  (2)(4)(5)   49.29%
                                                                    (6)(7)(8)
                                                                    (9)(10)(11)
                                                                    (12)

                               Series C Preferred          142,486  (3)         100.0%

                               Series 1996 Preferred       100,000  (3)         100.0%
-------------------

*  Indicates ownership percentage of less than one percent (1%).

(1) Includes all shares that each named person is entitled to receive within 60 days, through the exercise of any option, warrant, conversion right, or similar arrangement. Such shares are deemed to be owned and outstanding by such person individually, and by all directors and officers as a group, for purposes of calculating the number of shares owned and the percentage of class for each such named person and the group, but are not deemed to be outstanding for purposes of such calculations for any other named person.

(2) Mr. Ramsay's beneficial ownership of Common Stock consists of (i) 17,750 shares of Common Stock owned directly by Mr. Ramsay, (ii) 15,000 shares of Common Stock issuable upon the exercise of exercisable options owned directly by Mr. Ramsay, (iii) 2,301,207 shares of Common Stock beneficially owned by Ramsay Holdings, (iv) 3,876,361 shares of Common Stock beneficially owned by Holdings Pty., which includes all shares beneficially owned by Ramsay Holdings, and (v) 5,934,693 shares of Common Stock beneficially owned by Hospitals Pty., which includes all shares beneficially owned by Ramsay Holdings and Holdings Pty. The shares beneficially owned by Ramsay Holdings consist of 1,588,177 shares of Common Stock owned of record by Ramsay Holdings and 713,030 shares of Common Stock issuable upon the conversion of 71,303 shares of Series C Preferred Stock owned of record by Ramsay Holdings. The shares beneficially owned by Holdings Pty. consist of 613,324 shares of Common Stock owned of record by Holdings Pty., 250,000 shares of Common Stock issuable upon the exercise of exercisable warrants to purchase shares of Common Stock held by Holdings Pty., 711,830 shares of Common Stock issuable upon the conversion of 71,183 shares of Series C Preferred Stock owned of record by Holdings Pty., and the 2,301,207 shares of Common Stock beneficially owned by Ramsay Holdings. The shares beneficially owned by Hospitals Pty. consist of 916,666 shares of Common Stock owned of record by Hospitals Pty., 141,666 shares of Common Stock issuable upon the exercise of exercisable warrants to purchase shares of Common Stock held by Hospitals Pty., 1,000,000 shares of Common Stock issuable upon the conversion of 100,000 shares of Series 1996 Preferred Stock owned of record by Hospitals Pty., and the 3,876,361 shares of Common Stock beneficially owned by Holdings Pty. Does not include 25,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Ramsay, which are not currently exercisable, or 533,333 shares of Common Stock issuable upon the exercise of warrants held by Hospitals Pty., which are not currently exercisable. See "Certain Relationships and Related Transactions-Agreements in Connection with Refinancing" for information concerning an agreement by the Ramsay Affiliates not to exercise exercisable options and warrants.

(3) These shares are included in the beneficial ownership of Paul J. Ramsay and are included in footnote (2) above.

(4) Includes 15,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase shares of Common Stock held by Mr. Beam.

(5) Includes 15,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase shares of Common Stock held by Mr. Evans.

(6) Includes 5,000 shares of Common Stock held in a Keough Plan for the benefit of Mr. Haythe and 15,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase shares of Common Stock held by Mr. Haythe.

(7) Includes 30,000 shares of Common Stock issuable upon the exercise of exercisable options to purchase shares of Common Stock held by Mr. Lamela and 450,045 shares of Common Stock issuable upon the exercise of exercisable warrants to purchase shares of Common Stock held by Mr. Lamela. See "Certain Relationships and Related Transactions-Agreements in Connection with Refinancing" for information concerning an agreement by Mr. Lamela not to exercise exercisable options and warrants.

(8) Includes 15,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase shares of Common Stock held by Mr. Siddle.

(9) Includes 15,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase shares of Common Stock held by Mr. Shulman.

(10) Represents 833 shares of Common Stock issuable upon the exercise of currently exercisable warrants to purchase shares of Common Stock held by Mr. Cibran.

(11) Includes 666 shares of Common Stock issuable upon the exercise of currently exercisable warrants to purchase shares of Common Stock held by Mr. Quinn.

(12) Includes 47,853 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase shares of Common Stock and 1,000 shares of Common Stock issuable upon the exercise of currently exercisable warrants to purchase shares of Common Stock held by Mr. Smith.

                 2.   APPROVAL OF AN AMENDMENT TO THE RESTATED
                        CERTIFICATE OF INCORPORATION TO
                      INCREASE THE AUTHORIZED COMMON STOCK

   On October 14, 1997, the Board of Directors approved an amendment to Article 4 of the Restated Certificate of Incorporation of the Company to increase the authorized Common Stock from 20,000,000 shares to 30,000,000 shares.

   After taking into account the number of outstanding shares of Common Stock and the number of shares of Common Stock reserved for issuance (i) upon the conversion of outstanding shares of Class B Preferred Stock, (ii) pursuant to the exercise of outstanding warrants to purchase Common Stock, (iii) pursuant to the exercise of options granted and which may be granted under RHCI's Amended and Restated 1990 Stock Option Plan, 1991 Stock Option Plan, 1993 Stock Option Plan, 1995 Long Term Incentive Plan and 1996 Long Term Incentive Plan, (iv) pursuant to purchases under RHCI's 1993 Employee Stock Purchase Plan, (v) in connection with a contingent payment obligation (the "CPO") in respect of RHCI's Series A Subordinated Bridge Notes issued in September 1997 to an unaffiliated financial institution in connection with the refinancing by RHCI of its then existing indebtedness, and (vi) in connection with the issuance of shares of Common Stock under the Common Stock Purchase Agreement (see "Election of Directors-Certain Relationships and Related Transactions-Agreements in Connection with Refinancing" above), the Board of Directors believes that the Company has an insufficient number of shares of Common Stock available for future corporate transactions. In the event that RHCI's Series A Subordinated Bridge Notes are not refinanced prior to March 30, 1998, the foregoing CPO (i) is payable upon the earlier to occur of certain events (each, an "Event"), including a change of control involving RHCI, a public offering by RHCI of Common Stock, the repayment after March 1998 of the Series A Subordinated Bridge Notes and September 30, 2002, (ii) is payable by the issuance of shares of Common Stock, as required by RHCI's credit documentation, and (iii) is payable in an amount which is to be determined immediately prior to an Event, depending on the date of the Event, either (a) by reference to a percentage of the increase in the aggregate market value for RHCI's Common Stock, calculated on a fully-diluted basis, over a base amount or (b) by reference to a percentage of the aggregate market value for RHCI's Common Stock, calculated on a fully-diluted basis, on the date of the Event. It is contemplated that any refinancing of the Series A Subordinated Bridge Notes would also contain a CPO based upon a percentage increase in the aggregate market value for RHCI's Common Stock, calculated on a fully-diluted basis, over a base amount. RHCI's credit documentation permits the Series A Subordinated Bridge Notes to be refinanced with subordinated indebtedness provided by the Ramsay Affiliates on specified terms, including the provision of a CPO by RHCI to the Ramsay Affiliates based upon a percentage increase in the aggregate market value for RHCI's Common Stock, calculated on a fully-diluted basis, over a base amount.

   The Company has no present plans, agreements or understandings for the issuance of any shares of Common Stock (other than as described above). If the proposed amendment is adopted, the additional shares of Common Stock to be authorized would thereafter be subject to issuance from time to time by the Board of Directors without stockholder approval, and without any preemptive purchase rights by the stockholders. The issuance of such authorized shares of Common Stock may have a dilutive effect on the equity interests of the Company's then existing stockholders.

   The overall effect of an issuance of additional shares of Common Stock and the existence of certain provisions contained in the Company's Restated Certificate of Incorporation, By-laws and credit documentation may be to render more difficult the accomplishment of any attempted merger, takeover or other change in control affecting the Company and/or the removal of the Company's incumbent Board of Directors and management. However, the Board of Directors does not view the increase in Common Stock as an anti-takeover measure.

   The Board of Directors of the Company believes that the proposed increase in the number of authorized shares of Common Stock will be advantageous to the Company and its stockholders by making available such securities for various corporate purposes. The affirmative vote of the holders of a majority of the votes entitled to be cast at the Meeting and held by the holders of the outstanding shares of Common Stock, Series C Preferred Stock and Series 1996 Preferred Stock, voting as a single class, is required to adopt the proposed amendment increasing the number of authorized shares of Common Stock. If approved by the stockholders, the amendment will become effective upon the filing of the amendment with the Secretary of the State of the State of Delaware. The Board of Directors recommends that the stockholders vote FOR the adoption of such amendment. It is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in favor of adoption unless otherwise instructed therein.

           3. APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF
                    INCORPORATION TO INCREASE THE AUTHORIZED
                            CLASS B PREFERRED STOCK

   On October 14, 1997, the Board of Directors approved an amendment to Article 4 of the Restated Certificate of Incorporation of the Company to increase the authorized Class B Preferred Stock from 1,000,000 to 2,000,000 shares.

   After taking into account the number of outstanding shares of Class B Preferred Stock, the Board of Directors believes that the Company has an insufficient number of shares of Class B Preferred Stock available for future corporate transactions. In accordance with the terms of the Company's Restated Certificate of Incorporation, the Board of Directors may, without stockholder approval, authorize the issuance and designate the rights, preferences and privileges of shares of authorized Class B Preferred Stock. To date, the Board of Directors has authorized the issuance of four different series of Class B Preferred Stock: the Series C Preferred Stock, the Series 1996 Preferred Stock and the Series 1997-A Preferred Stock, which are held by the Ramsay Affiliates, and the Series 1997 Preferred Stock, issued in September 1997 in connection with a refinancing by RHCI of its then existing indebtedness, which is held by an unaffiliated financial institution.

   The Company has no present plans, agreements or understandings for the issuance of any additional shares of Class B Preferred Stock. If the proposed amendment is adopted, the additional shares of Class B Preferred Stock to be authorized would thereafter be subject to issuance from time to time by the Board of Directors without stockholder approval and without any preemptive purchase rights by the stockholders. The issuance of such authorized shares of Class B Preferred Stock may have a dilutive effect on the equity interests of the Company's then existing stockholders.

   The overall effect of an issuance of additional shares of Class B Preferred Stock and the existence of certain provisions contained in the Company's Restated Certificate of Incorporation, By-laws and credit documentation may be to render more difficult the accomplishment of any attempted merger, takeover or other change in control affecting the Company and/or the removal of the Company's incumbent Board of Directors and management. However, the Board of Directors does not view the increase in Class B Preferred Stock as an anti-takeover measure.

   The Board of Directors of the Company believes that the proposed increase in the number of authorized shares of Class B Preferred Stock will be advantageous to the Company and its stockholders by making available such securities for various corporate purposes. The affirmative vote of (i) the holders of a majority of the votes entitled to be cast at the Meeting and held by the holders of outstanding shares of Common Stock, Series C Preferred Stock and Series 1996 Preferred Stock, voting as a single class and (ii) a majority of the issued and outstanding shares of Series C Preferred Stock, Series 1996 Preferred Stock, Series 1997 Preferred Stock and

Series 1997-A Preferred Stock, all voting as a single class, is required to adopt the proposed amendment increasing the number of authorized shares of Class B Preferred Stock. If approved by the stockholders, the amendment will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware. The Board of Directors recommends that the stockholders vote FOR the adoption of such amendment. It is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in favor of adoption unless otherwise instructed therein.


                  4.  APPROVAL OF THE RAMSAY HEALTH CARE, INC.
                         1997 LONG TERM INCENTIVE PLAN

   The Board of Directors believes that attracting and retaining key employees and directors of high quality is essential to RHCI's growth and success. The Board of Directors also believes that important advantages to RHCI are gained by a comprehensive compensation program which includes different types of incentives for motivating such individuals and includes rewards for outstanding service. In this regard, stock options and other stock-related awards have been, and will continue to be, an important element of RHCI's compensation program because such awards enable employees and directors to acquire or increase their proprietary interest in RHCI, thereby promoting a close identity of interests between such individuals and RHCI's stockholders. Such awards also provide to employees and directors an increased incentive to expend their maximum efforts for the success of RHCI's business.

   Only a limited number of shares remain available for stock option grants under the current stock option plans of RHCI. Stock option grants have been an important aspect of RHCI's compensation program in attracting and retaining senior executives, directors and other key personnel. The Board of Directors believes that it is in the interests of RHCI and its stockholders that the ability of RHCI to grant stock options and other stock-based awards be continued.

   Accordingly, on October 14, 1997, the Board of Directors adopted, subject to stockholder approval at the Meeting, the Ramsay Health Care, Inc. 1997 Long Term Incentive Plan (the "1997 Long Term Incentive Plan"). In authorizing grants of a wide range of awards, including options, stock appreciation rights ("SARs"), restricted stock, performance awards and other stock-based awards, the 1997 Long Term Incentive Plan is intended to give RHCI greater flexibility to respond to rapidly changing business, economic and regulatory requirements and conditions. In addition, such flexibility will enhance the ability of RHCI to closely link compensation to performance.

   The following discussion of the material features of the 1997 Long Term Incentive Plan is qualified by reference to the text of the 1997 Long Term Incentive Plan set forth in Exhibit A hereto.

   Shares Subject to the Plan. Under the 1997 Long Term Incentive Plan, 500,000 shares of Common Stock will be available for issuance of awards. Shares distributed under the 1997 Long Term Incentive Plan may be either newly issued shares or treasury shares. If any shares subject to the 1997 Long Term Incentive Plan are forfeited or the award is settled in cash or otherwise terminates without a distribution of shares, the shares subject to such award will again be available for awards under the 1997 Long Term Incentive Plan. Thus, for example, if an award is voluntarily surrendered in exchange for a new award, the shares that were subject to the surrendered award would be available for the new award (or other awards) under the 1997 Long Term Incentive Plan.

   The 1997 Long Term Incentive Plan provides that, in the event of changes in the corporate structure affecting the Common Stock, the Compensation Committee may adjust (i) the number and kind of shares which may be issued in connection with awards, (ii) the number and kind of shares issued or issuable in respect of outstanding awards and (iii) the exercise price, grant price or purchase price relating to any award. The Compensation Committee may also adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations or accounting principles. The 1997 Long Term Incentive Plan provides that, in connection with (i) any merger or consolidation in which RHCI is not the surviving corporation, (ii) any sale or transfer by RHCI of all or substantially all its assets or (iii) any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of RHCI, all outstanding options under the 1997 Long Term Incentive Plan will become exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.

   Eligibility. Any employee of, and any officer or employee-director of, or consultant or other individual providing services to, RHCI and its subsidiaries or affiliated companies is eligible to receive awards under the 1997 Long Term Incentive Plan. Directors of RHCI who are not employees are eligible for grants of stock options under the 1997 Long Term Incentive Plan.

   Administration. The 1997 Long Term Incentive Plan will be administered by the Compensation Committee of the Board of Directors. Subject to the terms and conditions of the 1997 Long Term Incentive Plan, the Compensation Committee is authorized to designate participants who are employees, directors or consultants of RHCI and its subsidiaries and affiliated companies, determine the type and number of awards to be granted, set terms and conditions of such awards, prescribe forms of award agreements, interpret the 1997 Long Term Incentive Plan, specify rules and regulations relating to the 1997 Long Term Incentive Plan, and make all other determinations which may be necessary or advisable for the administration of the 1997 Long Term Incentive Plan.

   Stock Options and SARs. The Compensation Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and nonqualified stock options, and also to grant SARs entitling the participant to receive the excess of the fair market value of a share on the date of exercise or other specified date over the grant price of the SAR. The exercise price per share of Common Stock subject to an option and the grant price of an SAR is determined by the Compensation Committee, provided that the exercise price may not be less than the fair market value of the Common Stock on the date of grant. The term of each such option or SAR, the times at which each such option or SAR shall be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally will be fixed by the Compensation Committee, except no ISO or SAR relating thereto will have a term exceeding ten
(10) years. Options may be exercised by payment of the exercise price in cash, or in Common Stock, outstanding awards or other property (including notes or obligations to make payment on a deferred basis, such as through "cashless exercises") having a fair market value equal to the exercise price, as the Compensation Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs will be determined by the Compensation Committee.

   Restricted Stock. The 1997 Long Term Incentive Plan also authorizes the Compensation Committee to grant restricted stock. Restricted stock is an award of shares which may not be disposed of by participants and which may be forfeited in the event of certain terminations of employment prior to the end of a restriction period established by the Compensation Committee. Such an award would entitle the participant to all of the rights of a stockholder of RHCI, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Compensation Committee.

   Performance Awards. The 1997 Long Term Incentive Plan also authorizes the Compensation Committee to grant to eligible employees performance awards. A performance award is an award which consists of a right (i) denominated or payable in cash, Common Stock, other securities or other property (including, without limitation, restricted securities), and (ii) which shall confer on the holder thereof rights valued as determined by the Compensation Committee and payable to, or exercisable by, the holder of the performance award upon the achievement of such performance goals during such performance periods as the Compensation Committee shall establish. Subject to the terms of the 1997 Long Term Incentive Plan and any applicable award agreement, performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted and the amount of any payment or transfer to be made pursuant to any performance award will be determined by the Compensation Committee and by the other terms and conditions of any performance award.

   Other Stock-Based Awards. In order to enable RHCI to respond to business, economic and regulatory developments, and to trends in executive compensation practices, the 1997 Long

Term Incentive Plan authorizes the Compensation Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock. The Compensation Committee determines the terms and conditions of such awards, including consideration to be paid to exercise awards in the nature of purchase rights, the period during which awards will be outstanding, and forfeiture conditions and restrictions on awards.

   Other Terms of Awards. The flexible terms of the 1997 Long Term Incentive Plan will permit the Compensation Committee to impose performance conditions with respect to any award. Such conditions may require that an award be forfeited, in whole or in part, if performance objectives are not met, or require that the time of exercisability or settlement of an award be linked to achievement of performance conditions.

   No awards may be granted under the 1997 Long Term Incentive Plan after June 30, 2007.

   Awards may be settled in cash, stock, other awards or other property, in the discretion of the Compensation Committee. The Compensation Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired Common Stock or other property surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 1997 Long Term Incentive Plan may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution to a guardian or legal representative designated to exercise such person's rights and receive distributions under the 1997 Long Term Incentive Plan upon such person's death, or otherwise if permitted under Rule 16b-3 and by the Compensation Committee.

   Awards under the 1997 Long Term Incentive Plan are generally granted for no consideration other than services. The Compensation Committee may, however, grant awards alone or in addition to, in tandem with or in substitution for any other award under the 1997 Long Term Incentive Plan, other awards under other RHCI plans, or other rights to payment from RHCI. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times. If an award is granted in substitution for another award, the participant must surrender such other award in consideration for the grant of the new award.

   The Board of Directors may amend, modify or terminate the 1997 Long Term Incentive Plan at any time provided that, unless required by law, (i) the number of shares of Common Stock available under the 1997 Long Term Incentive Plan may not be amended without stockholder approval (subject to certain provisions relating to adjustment as discussed above) and (ii) no amendment or termination of the 1997 Long Term Incentive Plan may, without a participant's consent, adversely affect any rights already accrued under the 1997 Long Term

Incentive Plan by the participant. In addition, no amendment or modification shall, unless previously approved by the stockholders (where such approval is necessary to satisfy then applicable requirements of federal securities laws, the Internal Revenue Code (the "Code"), or rules of any stock exchange on which the Common Stock is listed) (i) in any manner affect the eligibility requirements of the 1997 Long Term Incentive Plan, (ii) increase the number of shares of Common Stock subject to any option, (iii) change the purchase price of the shares of Common Stock subject to any option, (iv) extend the period during which awards may be granted under the 1997 Long Term Incentive Plan or (v) materially increase the benefits to participants under the 1997 Long Term Incentive Plan.

   Unless earlier terminated by the Board of Directors, the 1997 Long Term Incentive Plan will terminate when no shares remain available for issuance and RHCI has no further obligation with respect to any outstanding award.

   The 1997 Long Term Incentive Plan is not subject to any provisions of ERISA, nor is the 1997 Long Term Incentive Plan a qualified plan within the meaning of
Section 401(a) of the Code.

   Federal Income Tax Implications of the Plan. The following description summarizes the material federal income tax consequences arising with respect to the issuance and exercise of awards granted under the 1997 Long Term Incentive Plan. The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the participant or RHCI. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and RHCI will receive no tax deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable Common Stock acquired on the date of exercise, and upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable Common Stock received. In each case, RHCI will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant.

   A participant's disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to RHCI in connection with a disposition of shares acquired under an option or other award, except that RHCI will be entitled to a tax deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

   With respect to other awards granted under the 1997 Long Term Incentive Plan that may be settled either in cash or in Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of Common Stock or other property received. RHCI will be entitled to a tax deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. RHCI will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect under Section 83(b) of the Code to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

   Section 162(m) of the Code limits deductibility of certain compensation for each of the chief executive officer and the four highest paid executive officers employed at year end to $1 million per year, effective for tax years beginning on or after January 1, 1994. RHCI anticipates that action will be taken with respect to awards under the 1997 Long Term Incentive Plan to ensure deductibility.

   The Compensation Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy withholding and other tax obligations.

   The foregoing summarizes the material federal income tax consequences arising with respect to the issuance and exercise of awards granted under the 1997 Long Term Incentive Plan. Different tax rules may apply with respect to participants who are subject to Section 16 of the Exchange Act when they acquire Common Stock
(i) in a transaction deemed to be a nonexempt purchase under that statute or
(ii) within six months of an exempt grant of a derivative security under the 1997 Long Term Incentive Plan. This summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

   The affirmative vote of a majority of the votes cast by the holders of outstanding shares of Common Stock, Series C Preferred Stock and Series 1996 Preferred Stock present and voting thereon at the Meeting, voting as a single class, is required to approve the 1997 Long Term Incentive Plan. The Board of Directors recommends that RHCI's stockholders vote FOR approval of the 1997 Long Term Incentive Plan. It is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of such approval unless otherwise instructed in such proxy.

                         5.  RATIFICATION OF SELECTION
                            OF INDEPENDENT AUDITORS

   The Board of Directors has selected Ernst & Young LLP to serve as independent auditors for RHCI for the fiscal year ending June 30, 1998. The Board of Directors considers Ernst & Young LLP to be eminently qualified.

   Although it is not required to do so, the Board of Directors is submitting its selection of RHCI's auditors for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

   The Board of Directors recommends that stockholders vote FOR ratification of the selection of Ernst & Young LLP to audit the financial statements of RHCI for RHCI's fiscal year ending June 30, 1998. It is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such proxy.

   A representative of Ernst & Young LLP will be present at the Meeting with the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

                               6.  OTHER MATTERS

   The Board of Directors does not know of any other matters that may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment on such matters.

Stockholder Proposals
---------------------

   Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of RHCI must be received by RHCI by June 30, 1998 in order to be considered for inclusion in RHCI's proxy statement relating to such meeting.

October 31, 1997

                                                                       EXHIBIT A


                            RAMSAY HEALTH CARE, INC.
                         1997 LONG TERM INCENTIVE PLAN

          SECTION 1. Purpose. The purposes of this Ramsay Health Care, Inc. 1997 Long Term Incentive Plan (the "Plan") are to encourage selected employees, officers, directors and consultants of, and other individuals providing services to, Ramsay Health Care, Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

          SECTION 2.Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

          "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

          "Award" shall mean any Option, Stock Appreciation Right, Restricted Security, Performance Award, or Other Stock-Based Award granted under the Plan.

          "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

          "Board" shall mean the Board of Directors of the Company.

          "Cause", as used in connection with the termination of a Participant's employment, shall mean (i) with respect to any Participant employed under a written employment agreement with the Company or an Affiliate of the Company which agreement includes a definition of "cause," "cause" as defined in such agreement or, if such agreement contains no such definition, a material breach by the Participant of such agreement, or (ii) with respect to any other Participant, the failure to perform adequately in carrying out such Participant's employment responsibilities, including any directives from the Board, or engaging in such behavior in his personal or business life as to lead the Committee in its reasonable judgment to determine that it is in the best interests of the Company to terminate his employment.

          "Common Stock" shall mean the common stock of the Company, $.01 par value.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

          "Committee" shall mean the Compensation and Conflict of Interest Committee or any other committee of the Board designated by the Board to administer the Plan and composed of not less than three non-employee directors.

          "Common Shares" shall mean any or all, as applicable, of the Common Stock and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan and any other securities of the Company or any Affiliate or any successor that may be so designated by the Committee.

          "Employee" shall mean any employee of the Company or of any Affiliate.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean (A) with respect to any property other than the Common Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; and (B) with respect to the Common Shares, the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the high bid and low asked prices, in either case on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or if the Common Shares are not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are no such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the Fair Market Value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

          "Good Reason", as used in connection with the termination of a Participant's employment, shall mean (i) with respect to any Participant employed under a written employment agreement with the Company or an Affiliate of the Company, "good reason" as defined in such written agreement or, if such agreement contains no such definition, a material breach by the Company of such agreement, or (ii) with respect to any other Participant, a failure by the Company to pay such Participant any amount otherwise vested and due and a continuation of such failure for 30 business days following notice to the Company thereof.

          "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option. Any stock option granted by the Committee which is not designated an Incentive Stock Option shall be deemed a Non-Qualified Stock Option.

          "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

          "Other Stock-Based Award" shall mean any right granted under Section 6(e) of the Plan.

          "Participant" shall mean any individual granted an Award under the Plan.

          "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

          "Released Securities" shall mean securities that were Restricted Securities but with respect to which all applicable restrictions have expired, lapsed or been waived in accordance with the terms of the Plan or the applicable Award Agreement.

          "Restricted Securities" shall mean any Common Shares granted under
Section 6(c) of the Plan, any right granted under Section 6(c) of the Plan that is denominated in Common Shares or any other Award under which issued and outstanding Common Shares are held subject to certain restrictions.

          "Rule 16a-1" and "Rule 16b-3" shall mean Rule 16a-1 and Rule 16b-3, respectively, promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

          "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

          SECTION 3. Administration. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee or other individual under the Plan; (iii) determine the number and classification of Common Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine requirements for the vesting of Awards or performance criteria to be achieved in order for Awards to vest; (vii) determine whether, to what extent and under what circumstances cash, Common Shares other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee. Notwithstanding the foregoing, the maximum number of Awards which may be granted to any one Participant under this Plan in any one-year period shall not exceed 166,667 Common Shares, subject to the adjustments provided in Section 4(b) hereof and no Awards under this Plan shall be granted after June 30, 2007.

          SECTION 4. Common Shares Available for Awards.

          (a) Common Shares Available. Subject to adjustment as provided in
Section 4(b):

          (i) Calculation of Number of Common Shares Available. The number of Common Shares available for granting Awards under the Plan shall be 500,000, any or all of which may be or may be based on Common Stock, any other security which becomes the subject of Awards, or any combination thereof. Initially 500,000 shares of Common Stock shall be reserved for Awards hereunder. Further, if, after the effective date of the Plan, any Common Shares covered by an Award granted under the Plan or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares or of other consideration, then the Common Shares covered by such Award or to which such Award relates, or the number of Common Shares otherwise counted against the aggregate number of Common Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, available for granting Awards under the Plan.

            (ii) Accounting for Awards. For purposes of this Section 4:

          (A) if an Award is denominated in or based upon Common Shares, the number of Common Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Common Shares available for granting Awards under the Plan and against the maximum number of Awards available to any Participant; and

          (B) Awards not denominated in Common Shares may be counted against the aggregate number of Common Shares available for granting Awards under the Plan and against the maximum number of Awards available to any participant in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan;

          provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Common Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall, in the case of Awards granted to Participants who are officers or directors of the Company for purposes of Section 16 of the Exchange Act, be counted against the Common Shares available for granting Awards under the Plan.

          (iii) Sources of Common Shares Deliverable Under Awards. Any Common Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares or of treasury Common Shares.

          (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event affects the Common Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of Common Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and kind of Common Shares (or other securities or property) subject to outstanding Awards, and
(iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Common Shares subject to any Award denominated in Common Shares shall always be a whole number.

          In connection with any merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding Options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding Options which are Incentive Stock Options to the extent permitted by Section 422(d) of the Code and such outstanding Options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the Plan as Non-Qualified Stock Options and shall be immediately exercisable as such as provided in the foregoing sentence.

          SECTION 5. Eligibility. Any Employee, including any officer or employee-director of the Company or of any Affiliate, and any consultant of, or other individual providing services to, the Company or any Affiliate shall be eligible to be designated a Participant. A non-employee director shall be eligible to receive Non-Qualified Stock Options under the Plan.

          SECTION 6.  Awards.

          (a) Options. The Committee is hereby authorized to grant to eligible individuals options to purchase Common Shares (each, an "Option") which shall contain the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

            (i) Exercise Price. The purchase price per Common Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of a Common Share on the date of grant of such Option, or such other price as required under Subsection 6(a)(iv) hereof.

            (ii) Time and Method of Exercise. Subject to the terms of Section 6(a)(iii), the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Common Shares, outstanding Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

            (iii) Exercisability Upon Death, Retirement and Termination of Employment. Subject to the condition that no Option may be exercised in whole or in part after the expiration of the Option period specified in the applicable Award Agreement:

          (A) Subject to the terms of paragraph (D) below, upon the death of a Participant while employed or within 3 months of retirement or disability as defined in paragraph (B) below, the person or persons to whom such Participant's rights with respect to any Option held by such Participant are transferred by will or the laws of descent and distribution may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) nine months after such Participant's death, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise such Option immediately prior to such Participant's death, and any Options not so exercisable will lapse on the date of such Participant's death;

          (B) Subject to the terms of paragraph (D) below, upon termination of a Participant's employment with the Company (x) as a result of retirement pursuant to a retirement plan of the Company or an Affiliate or disability (as determined by the Committee) of such Participant, (y) by the Company other than for Cause, or (z) by the Participant with Good Reason, such Participant may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) three months after the date of such termination, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise any Options immediately prior to such termination, and any Options not so exercisable will lapse on such date of termination;

          (C) Subject to the terms of paragraph (D) below, upon termination of a Participant's employment with the Company under any circumstances not described in paragraphs (A) or (B) above, such Participant's Options shall be canceled to the extent not theretofore exercised;

          (D) Upon (i) the death of the Participant, or (ii) termination of the Participant's employment with the Company (x) by the Company other than for Cause (y) by the Participant with Good Reason or (z) as a result of retirement or disability as defined in paragraph (B) above, the Company shall have the right to cancel all of the Options such Participant was entitled to exercise at the time of such death or termination (subject to the terms of paragraphs (A) or (B) above) for a payment in cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of death or termination over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option and exercisable at the time of such death or termination; and

          (E) Upon expiration of the respective periods set forth in each of paragraphs (A) through (C) above, the Options of a Participant who has died or whose employment has been terminated shall be canceled to the extent not theretofore canceled or exercised.

          (F) For purposes of paragraphs (A) through (D) above, the period of service of an individual as a director or consultant of the Company or an Affiliate shall be deemed the period of employment.

          (iv) Incentive Stock Options. The following provisions shall apply only to Incentive Stock Options granted under the Plan:

          (A) No Incentive Stock Option shall be granted to any eligible Employee who, at the time such Option is granted, owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, except that such an Option may be granted to such an Employee if at the time the Option is granted the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Shares (determined in accordance with Section 2) subject to the Option, and the Option by its terms is not exercisable after the expiration of five (5) years from the date the Option is granted; and

          (B) To the extent that the aggregate Fair Market Value of the Common Shares with respect to which Incentive Stock Options (without regard to this subsection) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. This subsection shall be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this subsection, then such Options shall be apportioned between Incentive Stock Option and Non-Qualified Stock Option treatment in such manner as the Committee shall determine. For purposes of this subsection, the Fair Market Value of any Common Shares shall be determined, in accordance with
Section 2, as of the date the Option with respect to such Common Shares is granted.

          (v) Other Terms and Conditions of Options. Notwithstanding any provision contained in the Plan to the contrary, during any period when any member of the Committee shall not be a "non-employee director" as defined in Rule 16b-3, then, the terms and conditions of Options granted under the Plan to any director or officer, as defined in Rule 16a-1, of the Company during such period unless, other terms and conditions are approved in advance by the Board, shall be as follows:

          (A) The price at which each Common Share subject to an option may be purchased shall, subject to any adjustments which may be made pursuant to
Section 4,
in no event be less than the Fair Market Value of a Common Share on the date of grant, and provided further that in the event the option is intended to be an Incentive Stock Option and the optionee owns on the date of grant securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, the price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Common Share on the date of grant.

          (B) The Option may be exercised to purchase Common Shares covered by the Option not sooner than six (6) months following the date of grant. The Option shall terminate and no Common Shares may be purchased thereunder more than ten (10) years after the date of grant, provided that if the Option is intended to be an Incentive Stock Option and the Optionee owns on the date of grant securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, the Option shall terminate and no Common Shares may be purchased thereunder more than five (5) years after the date of grant.

          (b) Stock Appreciation Rights. The Committee is hereby authorized to grant to eligible Employees "Stock Appreciation Rights." Each Stock Appreciation Right shall consist of a right to receive the excess of (i) the Fair Market Value of one Common Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee, which shall not be less than one hundred percent (100%) of the Fair Market Value of one Common Share on the date of grant of the Stock Appreciation Right (or, if the Committee so determines, in the case of any Stock Appreciation Right retroactively granted in tandem with or in substitution for another Award, on the date of grant of such other Award). Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right granted under the Plan shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

          (c) Restricted Securities.

          (i) Issuance. The Committee is hereby authorized to grant to eligible Employees "Restricted Securities" which shall consist of the right to receive, by purchase or otherwise, Common Shares which are subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote such Common Shares or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

          (ii) Registration. Restricted Securities granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Securities granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Securities.

          (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's employment for any reason during the applicable restriction period, all of such Participant's Restricted Securities which had not become Released Securities by the date of termination of employment shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Securities. Unrestricted Common Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Securities promptly after such Restricted Securities become Released Securities.

          (d) Performance Awards. The Committee is hereby authorized to grant to eligible Employees "Performance Awards." Each Performance Award shall consist of a right, (i) denominated or payable in cash, Common Shares, other securities or other property (including, without limitation, Restricted Securities), and
(ii) which shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the termination of a Participant's employment and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee and by the other terms and conditions of any Performance Award. The Committee shall issue performance goals prior to the commencement of the performance period to which such performance goals pertain.

          (e) Other Stock-Based Awards. The Committee is hereby authorized to grant to eligible Employees "Other Stock Based Awards." Each Other Stock-Based Award shall consist of a right (i) which is other than an Award or right described in Section 6(a), (b), (c) or (d) above and (ii) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares) as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such right shall comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of Other Stock-Based Awards. Common Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Common Shares, other securities, other Awards, other property, or any combination thereof, as the Committee shall determine.

          (f) General.

          (i) No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award, except that in no event shall an Incentive Stock Option be granted together with a Non-Qualified Stock Option in such a manner that the exercise of one Option affects the right to exercise the other.

          Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other awards.

          (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Common Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments. In accordance with the above, the Committee may elect (i) to pay a Participant (or such Participant's permitted transferee) upon the exercise of an Option in whole or in part, in lieu of the exercise thereof and the delivery of Common Shares thereunder, an amount of cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of such exercise over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option or portion thereof so exercised or (ii) to settle other stock denominated Awards in cash.

          (iv) Limits on Transfer of Awards.

          (A) No award (other than Released Securities), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Securities, to the Company) and any such purported assignment, alienation, pledge, attachment, sale or other transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

          (B) Each award, and each right under any Award, shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative.

          (v) Terms of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

          (vi) Rule 16b-3 Six-Month Limitations. To the extent required in order to maintain the exemption provided under Rule 16b-3 only, any equity security offered pursuant to the Plan must be held for at least six months after the date of grant, and with respect to any derivative security issued pursuant to the Plan, at least six months must elapse from the date of acquisition of such derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

          (vii) Common Share Certificates. All certificates for Common Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Common Shares are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (viii) Delivery of Common Shares or Other Securities and Payment by Participant of Consideration. No Common Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Common Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Common Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

          SECTION 7. Amendments; Adjustments and Termination. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

          (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, subject to the Company's rights to adjust Awards under Sections 7(c) and (d), any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant, other holder or beneficiary of an Award, as the case may be; and provided further, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

          (i) increase the total number of Common Shares available for Awards under the Plan, except as provided in Section 4 hereof; or

          (ii) otherwise cause the Plan to cease to comply with any tax or regulatory requirement, including for these purposes any approval or other requirement which is or would be a prerequisite for exemptive relief from
Section 16(b) of the Exchange Act.

          (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that, subject to the Company's rights to adjust Awards under Sections 7(c) and (d), any amendment, alteration, suspension, discontinuation, cancellation or termination that would impair the rights of any Participant or holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant or holder or beneficiary of an Award, as the case may be.

          (c) Adjustment of Awards Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

          (d) Adjustments of Awards Upon the Occurrence of Certain Unusual or Non-recurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or non-recurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

          SECTION 8. General Provisions.

          (a) No Right to Awards. No Employee or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

          (b) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards; provided, however, that, no such delegation shall be permitted with respect to Awards held by Employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto or who are otherwise subject to such Section.

          (c) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

          (d) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

          (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

          (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (g) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

          (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (j) No Fractional Common Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

          (k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          SECTION 9. Adoption, Approval and Effective Date of the Plan. The Plan shall be considered adopted and shall become effective on the date the Plan is approved by the Board; provided, however, that the Plan and any Awards granted under the Plan shall be void, if the stockholders of the Company shall not have approved the adoption of the Plan within twelve (12) months after the effective date, by a majority of votes cast thereon at a meeting of stockholders duly called and held for such purpose.

Proxy Card - Side #1:

                            RAMSAY HEALTH CARE, INC.
           PROXY - ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 20, 1997

     The undersigned, a stockholder of RAMSAY HEALTH CARE, INC., does hereby appoint Luis E. Lamela and Bert G. Cibran, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote all shares of Common Stock, Class B Preferred Stock, Series C and Class B Preferred Stock, Series 1996, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at Hyatt Regency Coral Gables, Coral Gables, Florida 33134, on Thursday, November 20, 1997, at 10:00 A.M., Eastern Standard Time, or at any adjournment thereof, upon such matters as may properly come before the Meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby instructs said proxies or their substitutes to vote as specified below on each of the following matters and in accordance with their best judgment on any other matters which may properly come before the Meeting.

1.  Election of Directors    [ ]  FOR all the nominees listed
                                  (except as marked to the contrary below).

                             [ ] WITHHOLD AUTHORITY to vote for the nominees listed below.

Aaron Beam, Jr., Peter J. Evans, Thomas M. Haythe, Luis E. Lamela, Paul J. Ramsay, Steven J. Shulman and Michael S. Siddle

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

______________________________________________________________________________

-------------
2. Approval of Amendment to the Restated Certificate of Incorporation of Ramsay Health Care, Inc. to increase the authorized number of shares of Common Stock, $.01 par value from 20,000,000 to 30,000,000.

     FOR    [ ]  AGAINST  [ ]  ABSTAIN  [ ]

______________________________________________________________________________

-------------
3. Approval of Amendment to the Restated Certificate of Incorporation of Ramsay Health Care, Inc. to increase the authorized number of shares of Class B Preferred Stock, $1.00 par value, from 1,000,000 to 2,000,000.

     FOR    [ ]  AGAINST  [ ]  ABSTAIN  [ ]

______________________________________________________________________________

-------------
4.   Approval of the Ramsay Health Care, Inc. 1997 Long Term Incentive Plan.

     FOR    [ ]  AGAINST  [ ]  ABSTAIN  [ ]

______________________________________________________________________________

-------------
5. Ratification of appointment of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1998.

      FOR    [ ]  AGAINST  [ ]  ABSTAIN  [ ]

The Board of Directors favors a vote "FOR" each item.

Proxy Card - Side #2:


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ANY OF THE ITEMS, THEY WILL BE VOTED IN FAVOR OF THE ITEM(S) FOR WHICH NO DIRECTION IS INDICATED.

                    IMPORTANT: Before returning this proxy, please sign your name or names on the line(s) below exactly as shown thereon. Executors, shareholders, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the name of joint tenants or trustees, such joint tenants or trustees should sign.

                    Dated:  ______________________________________, 1997

                    ___________________________________________________
                    Name

                    _______________________________________________(L.S.)

                    _______________________________________________(L.S.)
                    Stockholder(s) Sign Here

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Proxy Card - Side #1:

                            RAMSAY HEALTH CARE, INC.
           PROXY - ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 20, 1997

     The undersigned, a stockholder of RAMSAY HEALTH CARE, INC., does hereby appoint Luis E. Lamela and Bert G. Cibran, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote all shares of Class B Preferred Stock, Series C, Class B Preferred Stock, Series 1996, Class B Preferred Stock, Series 1997, and Class B Preferred Stock, Series 1997-A, voting as a single class, which the undersigned is entitled to vote in respect of proposal 3 at the Annual Meeting of Stockholders to be held at Hyatt Regency Coral Gables, Coral Gables, Florida 33134, on Thursday, November 20, 1997, at 10:00 A.M., Eastern Standard Time, or at any adjournment thereof, upon such matters as may properly come before the Meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby instructs said proxies or their substitutes to vote as specified below on the following matter and in accordance with their best judgment on any other matters which may properly come before the Meeting.

Proposal 3.  Approval of Amendment to the Restated Certificate of Incorporation
             of Ramsay Health Care, Inc. to increase the authorized number of shares of Class B Preferred Stock, $1.00 par value, from 1,000,000 to 2,000,000.

     FOR  [ ]         AGAINST  [ ]      ABSTAIN  [ ]


The Board of Directors favors a vote "FOR" the item.

Proxy Card - Side #2:


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE ITEM, THEY WILL BE VOTED IN FAVOR OF THE ITEM FOR WHICH NO DIRECTION IS INDICATED.

                    IMPORTANT: Before returning this proxy, please sign your name or names on the line(s) below exactly as shown thereon. Executors, shareholders, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the name of joint tenants or trustees, such joint tenants or trustees should sign.

                    Dated:  ______________________________________, 1997

                    ___________________________________________________
                    Name

                    _______________________________________________(L.S.)

                    _______________________________________________(L.S.)
                    Stockholder(s) Sign Here

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.